TICKETS.COM, INC.

TICKETS.COM, INC.
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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TICKETS.COM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TICKETS.COM, INC.

555 Anton Boulevard, 11th Floor
Costa Mesa, California 92626

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 12, 2002

To the Stockholders of Tickets.com, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Tickets.com, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, June 12, 2002, beginning at 10:00 a.m., Pacific time, at the Hilton Hotel, 3050 Bristol Street, Costa Mesa, California, 92626, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.	To elect one director to serve until the annual meeting of the stockholders in 2005 or until his successor is duly elected and qualified (holders of the Series F Preferred Stock, voting as a separate class, are expected to elect two additional directors);

2.	To approve the following amendments to the Company’s 1999 Stock Incentive Plan:

(a)	an increase in the number of shares of Common Stock reserved for issuance under the plan by 1,000,000 shares; and

(b)	a change to the maximum number of shares subject to stock options, separately exercisable stock appreciation rights and direct stock issuances any one participant can receive under the plan during any calendar year from 83,333 shares to 500,000 shares.

3.	To approve an amendment to the Company’s 1999 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance under the plan by 250,000 shares;

4.	To approve the grant of options to acquire 30,000 shares of Common Stock to each of Nicholas E. Sinacori and C. Ian Sym-Smith, directors of the Company; and

5.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Only stockholders of record at the close of business on April 25, 2002, are entitled to notice of and to vote at the Annual Meeting. The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company and at the Annual Meeting. These proxy solicitation materials are first being mailed on or about May 2, 2002, to all stockholders entitled to vote at the Annual Meeting.

      All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

By Order of the Board of Directors,

Paul A. Rowe
Secretary

Costa Mesa, California

May 2, 2002

Please read the attached proxy statement carefully, complete, sign and date the enclosed proxy card as promptly as possible and return it in the enclosed envelope.

PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 TO APPROVE CERTAIN AMENDMENTS TO THE COMPANY’S 1999 STOCK INCENTIVE PLAN
PROPOSAL 3TO APPROVE AN AMENDMENT TO THE COMPANY’S 1999 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 4 TO APPROVE THE GRANT OF STOCK OPTIONS TO TWO NON-EMPLOYEE DIRECTORS
OTHER MATTERS
OWNERSHIP OF SECURITIES
EXECUTIVE COMPENSATION AND OTHER INFORMATION
TICKETS.COM, INC. AUDIT COMMITTEE REPORT
FEES PAID TO INDEPENDENT AUDITORS
STOCK PRICE PERFORMANCE GRAPH
RELATED PARTY TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
APPOINTMENT OF INDEPENDENT AUDITORS
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
ANNUAL REPORT
FORM 10-K

TICKETS.COM, INC.

555 Anton Boulevard, 11th Floor
Costa Mesa, California 92626

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 12, 2002

General

      The enclosed proxy (“Proxy”) is solicited on behalf of the Board of Directors of Tickets.com, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of stockholders of the Company to be held on June 12, 2002 (the “Annual Meeting”) and at any adjournment(s) or postponement(s) thereof. The Annual Meeting will be held on Wednesday, June 12, 2002, beginning at 10:00 a.m., Pacific time, at the Hilton Hotel, 3050 Bristol Street, Costa Mesa, California 92626. These proxy solicitation materials are first being mailed on or about May 2, 2002, to all stockholders entitled to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Voting; Quorum; Abstentions and Broker Non-Votes

      The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying notice and are described in more detail in this Proxy Statement. On April 25, 2002, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 7,545,705 shares of Common Stock were issued and outstanding, 28,333,337 shares of Series F Senior Cumulative Redeemable Preferred Stock (the “Series F Preferred Stock”) were issued and outstanding and 8,474,576 shares of Series G Senior Cumulative Redeemable Convertible Participating Preferred Stock (the “Series G Preferred Stock”) were issued and outstanding. Holders of Common Stock and Series G Preferred Stock outstanding on the record date are entitled to one vote for every share of Common Stock or Series G Preferred Stock held by such stockholder on all matters presented for consideration by the stockholders at the Annual Meeting, except that the holders of Series F Preferred Stock are entitled to elect two of the directors voting as a separate class. Holders of Series F Preferred Stock outstanding on the record date are entitled to one vote for approximately every 3.93333 shares of Series F Preferred Stock held by such stockholder on all matters presented for consideration by the stockholders at the Annual Meeting, except that they are entitled to one vote for every share of Series F Preferred Stock held with respect to the vote on the election of the two directors to be elected by the holders of the Series F Preferred Stock. Thus, holders of Series F Preferred Stock may cast a total of 7,203,390 votes on all matters other than the election of the two directors to be elected solely by the holders of Series F Preferred Stock for which they are entitled to one vote for every share held. Stockholders may not cumulate votes in the election of directors. Investment entities affiliated with General Atlantic Partners, LLC hold shares representing approximately 62% of the total voting power of the Common Stock, Series F Preferred Stock and Series G Preferred Stock and, as a result, can control the outcome of each of the proposals to be acted upon at the Annual Meeting.

      In Proposal 1 (the election of directors), the nominee receiving the highest number of affirmative votes will be elected. Proposals 2, 3 and 4 require the affirmative vote of the holders of a majority of the total voting power of the Common Stock, Series F Preferred Stock and Series G Preferred Stock, voting together as a class, present, either in person or by proxy, at the Annual Meeting and entitled to vote at the meeting.

      The presence at the Annual Meeting, either in person or by proxy, of holders of shares of outstanding Common Stock, Series F Preferred Stock and Series G Preferred Stock entitled to vote and representing a majority of the total voting power of such shares shall constitute a quorum for the transaction of business. Abstentions and shares held by brokers that are present in person or represented by proxy but that are not voted because the brokers were prohibited from exercising discretionary authority (“broker non-votes”) will be counted for the purpose of determining if a quorum is present for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

      The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company and at the Annual Meeting.

Proxies

      If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of the director proposed by the Board of Directors unless the authority to vote for the election of such director is withheld and (ii) FOR Proposals 2, 3 and 4. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Assistant Secretary of the Company at the Company’s principal executive offices at 555 Anton Boulevard, 11th Floor, Costa Mesa, California 92626, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

Solicitation

      The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be further supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services.

Reverse Stock Split

      On July 23, 2001, the Company implemented a 1 for 8 reverse stock split of its Common Stock. All share amounts and prices per share reflected in this Proxy Statement have been appropriately adjusted to reflect this reverse split.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

General

      The Company’s Bylaws provide that the number of directors constituting the Board of Directors (the “Board”) shall be nine. Pursuant to the terms of the Company’s Certificate of Incorporation, four of the directors are to be elected by the holders of shares of Common Stock, Series F Preferred Stock and Series G

Preferred Stock voting together as a single class (the “Common Directors”), three are to be elected solely by the holders of shares of Series F Preferred Stock voting as a separate class (the “Series F Directors”) and two are to be elected solely by holders of shares of the Series G Preferred Stock voting as a separate class (the “Series G Directors”). The directors are divided into three classes with staggered three-year terms, with each class consisting, as nearly as possible, of one-third of the total number of directors. The Board currently consists of seven persons, four Common Directors, three of whom were elected by the holders of Common Stock, and three Series F Directors elected by the holders of Series F Preferred Stock. The fourth Common Director, Mr. Ronald Bension, was elected to his present term by the Board in December 2001. The holders of Series G Preferred Stock have not yet exercised their right to fill the two Board seats to which they are entitled.

      The class of directors whose term of office expires at the Annual Meeting currently consists of three directors. One of the nominees for election to this class is to be elected by the holders of shares of Common Stock, Series F Preferred Stock and Series G Preferred Stock voting together as a single class and the other two directors are to be elected by the holders of Series F Preferred Stock voting as a separate class. The directors elected to this class will serve for a term of three years, expiring at the annual meeting of stockholders in 2005, or until their successors have been duly elected and qualified. The nominee listed below, as well as the individuals expected to be elected by the holders of Series F Preferred Stock, are each currently directors of the Company.

      The nominee for election has agreed to serve if elected, and management has no reason to believe that such nominee will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Proxies may not be voted for a greater number of persons than such number of nominees named in this Proxy Statement and the accompanying proxy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominee named below.

Directors Elected by Holders of Common and Preferred Stock Voting Together

Nominee for Term Ending Upon the 2005 Annual Meeting of Stockholders

      The following table sets forth certain information, as of April 15, 2002, concerning the nominee for director of the Company for the term ending upon the 2005 Annual Meeting of Stockholders:

Name	Director Since	Positions with the Company

Ronald Bension	2001	Director and Chief Executive Officer

      Ronald Bension, 47, has served as Chief Executive Officer and a director of the Company since December 2001. Prior to joining the Company, Mr. Bension served as President and Chief Executive Officer of GameWorks, LLC, a location based entertainment company, from October 1999 to December 2001. From 1997 until October 1999, Mr. Bension was involved in various merger and acquisition activities as an entrepreneur. From 1971 to 1996, Mr. Bension was employed by M.C.A., Inc., the last four years of which he served as Chairman and Chief Executive officer of M.C.A. Recreation. Mr. Bension received his B.S. in Criminal Justice from Cal State University, Los Angeles.

Continuing Director for Term Ending Upon the 2003 Annual Meeting of Stockholders

      Nicholas E. Sinacori, 57, has served as a director of the Company since September 1997. Mr. Sinacori has been a Managing Partner of International Capital Partners, Inc., a private equity investment firm since June 1989. Mr. Sinacori also serves on the board of directors of Familymeds, Inc., Cambric, Inc., CorSolutions, Inc., and Beverage Marketing Technologies, Inc. Mr. Sinacori received his B.S. in Operations Research and his M.B.A. in finance, both from Columbia University.

Continuing Directors for Term Ending Upon the 2004 Annual Meeting of Stockholders

      W. Thomas Gimple, 40, has served as a director of the Company since November 1996 and as Co-Chairman of the board of directors of the Company since December 1999. Mr. Gimple served as Chief

Executive Officer of the Company from November 1996 until December 2001 and from November 1996 to December 1999, Mr. Gimple also served as President of the Company. Prior to joining the Company, Mr. Gimple served as Executive Vice President of Iwerks Entertainment, Inc., a leading provider of software-based theater attractions, from July 1995 to January 1996 and as President of Iwerks Touring Technologies, Inc., a subsidiary of Iwerks Entertainment, Inc., from November 1991 to July 1995. Mr. Gimple received his B.S. in Business Administration with a focus on Entrepreneurial Studies from the University of Southern California.

      C. Ian Sym-Smith, 72, has served as Chairman or Co-Chairman of the board of directors of the Company since 1996. Mr. Sym-Smith has been an independent investor and has been a special limited partner of Ventana Global and several affiliated investment funds since May 1994. From 1988 to May 1994, Mr. Sym-Smith served as Chairman of the Board of Rural/ Metro Corporation, a publicly held emergency service company. Mr. Sym-Smith received his diploma in electrical engineering from the College of Technology in Birmingham, England and an M.B.A. from the Wharton School of the University of Pennsylvania.

Directors Elected by Holders of Series F Preferred Stock

Directors Expected to be Re-elected by the Holders of Series F Preferred Stock for Term Ending Upon the 2005 Annual Meeting of Stockholders.

      Braden R. Kelly, 31, has served as a director of the Company since February 2001. Mr. Kelly is a managing member of General Atlantic Partners, LLC, a private equity investment firm that invests in information technology, media and communications companies on a global basis, where he has been employed in various capacities since 1995. Prior to joining General Atlantic, he was a member of the mergers, acquisitions and restructuring department at Morgan, Stanley & Co. Mr. Kelly also serves as a director of Eclipsys Corporation, HEALTHvision, Inc. and Predictive Systems, Inc. Mr. Kelly received his B.A. in Finance and Business Economics from the University of Notre Dame.

      Thomas Heymann, 44, has served as a director of the Company since November 2001. Mr. Heymann has been Managing Director of Digital Coast Ventures, a venture capital firm engaged in technology investments, since May 2000. From February 1999 to March 2000, Mr. Heymann served as Chairman and Chief Executive Officer of G.T. Interactive Software, a publisher of interactive software. Prior to joining G.T. Interactive Software, he was President-Disney Stores for The Walt Disney Company from 1991 to February 1999. Mr. Heymann also serves as a director of Infogrames, Inc. Mr. Heymann received his B.A. in Economics from Northwestern University.

Continuing Director for Term Ending upon the 2003 Annual Meeting of Stockholders.

      J. L. (Jack) Davies, 52, has served as a director of the Company since June 2001. Mr. Davies has been Senior Advisor to the CEO of America Online, Inc. since January 2000. From 1994 to January 2000, Mr. Davies served as President of AOL International and from 1993 to 1994 as Senior Vice President of AOL. Prior to joining AOL, Mr. Davies was a Managing Director with Citicorp in London, England. Mr. Davies is a special advisor to General Atlantic. Mr. Davies also serves as a director of Scholastic, Inc. and Proxicom, Inc. Mr. Davies received his B.A. in Political Science and his M.B.A. in Marketing from the University of Rochester.

Board Committees and Meetings

      The Board of Directors held fifteen meetings during the fiscal year ended December 31, 2001 (the “2001 Fiscal Year”). The Board of Directors has established an Audit Committee and a Compensation Committee. The Company does not have a nominating committee. Each director, other than Mr. Heymann who was elected in November 2001, attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served during the 2001 Fiscal Year. Members of the Board of Directors and its committees also consulted informally with management from time to time and acted by written consent without a meeting during the 2001 Fiscal Year.

      Audit Committee. The Audit Committee of the Board of Directors consists of three directors, Messrs. Heymann, Sinacori and Sym-Smith. All members of the Committee are “independent” directors under the National Association of Securities Dealers, Inc. listing standards applicable to the Company. Mr. Kelly served as a member of the Committee during 2001, but was replaced by Mr. Heymann in April 2002 when be ceased to qualify as an “independent” director because he is employed by an affiliate of General Atlantic Partners, LLC, whose affiliates acquired a majority of the Company’s outstanding capital stock. The Audit Committee reviews and monitors the corporate financial reporting and the independent audits of the Company, including, among other things, the results and scope of the annual audit and other services provided by the Company’s independent auditors and the Company’s compliance with legal matters that have a significant impact on the Company’s financial reports. The Audit Committee also consults with the Company’s management and the Company’s independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of the Company’s financial affairs. In addition, the Audit Committee is responsible for considering and recommending the appointment of, and reviewing fee arrangements with, the Company’s independent auditors. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee held four meetings during the 2001 Fiscal Year.

      Compensation Committee. The Compensation Committee of the Board of Directors currently consists of two directors, Messrs. Sym-Smith and Sinacori. The functions of the Compensation Committee include establishing the compensation of the Chief Executive Officer, reviewing and approving executive compensation policies and practices, reviewing salaries and bonuses for executive officers, administering the Company’s Discretionary Option Grant Program and Stock Issuance Program, and considering such other matters as may, from time to time, be delegated to the Compensation Committee by the Board of Directors. The Compensation Committee held one meeting during the 2001 Fiscal Year.

      The Board of Directors may also establish other committees from time to time to assist in the discharge of its responsibilities.

Director Compensation

      The Company reimburses its directors for all reasonable and necessary travel and other incidental expenses incurred in connection with their attendance at meetings of the Board of Directors. Directors currently receive no cash compensation for serving on the Board of Directors. However, in December 2001, each non-employee director serving on the Board of Directors received an option to purchase 30,000 shares of Common Stock at an exercise price of $2.79 per share, and such options become exercisable over a three-year period following the date of grant and terminate on December 18, 2011. The options granted to Messrs. Sinacori and Sym-Smith are subject to stockholder approval at the Annual Meeting. In addition, under the Company’s 1999 Stock Incentive Plan, each new non-employee director typically receives an option to purchase 1,666 shares of Common Stock upon joining the Board of Directors which vests in equal annual installments upon the director’s completion of each year of board service over a three-year period measured from the director’s initial election to the Board of Directors. Each incumbent director is granted an option to purchase an additional 555 shares of Common Stock annually which vests immediately upon grant. Pursuant to the terms of the 1999 SIP, Messrs. Davies, Kelly, Sinacori and Sym-Smith were each granted an option to purchase 555 shares of Common Stock at an exercise price of $2.72 per share on July 11, 2001, Mr. Kelly was granted an option to purchase 1,666 shares of Common Stock at an exercise price of $6.25 per share upon joining the Board of Directors on February 14, 2001, Mr. Davies was granted an option to purchase 1,666 shares of Common Stock at an exercise price of $3.28 per share upon joining the Board of Directors on June 21, 2001 and Mr. Heymann was granted an option to purchase 1,666 shares of Common Stock at an exercise price of $3.08 per share upon joining the Board of Directors on November 19, 2001.

Required Vote

      The nominee receiving the highest number of affirmative votes of the outstanding shares of Common Stock, Series F Preferred Stock and Series G Preferred Stock will be elected to the Board of Directors. THE

BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEE LISTED ABOVE.

PROPOSAL 2

TO APPROVE CERTAIN AMENDMENTS TO THE COMPANY’S

1999 STOCK INCENTIVE PLAN

      The Company’s stockholders are being asked to approve the following amendments to the Company’s 1999 Stock Incentive Plan (the “1999 SIP”): (i) an increase in the number of shares of Common Stock reserved for issuance under the 1999 SIP by 1,000,000 shares and (ii) a change to the maximum number of shares subject to stock options, stock appreciation rights and direct stock issuances any one participant can receive under the 1999 SIP during any calendar year from 83,333 shares to 500,000 shares. The Board of Directors approved these amendments on April 25, 2002 and they will become effective upon receipt of stockholder approval at the Annual Meeting.

      The proposed amendments will allow the Company to continue to utilize equity incentives to attract and retain the services of key individuals and other personnel essential to the Company’s long-term growth and financial success. The Company relies significantly on equity incentives in the form of stock option grants in order to attract and retain key employees and directors and believes such equity incentives are necessary for the Company to remain competitive in the marketplace for executive talent and other key employees. Option grants made to newly-hired or continuing employees will be based on both competitive market conditions and individual performance.

      The following is a summary of the principal features of the 1999 SIP, as modified by the proposed amendments. The summary, however, does not purport to be a complete description of all the provisions of the 1999 SIP. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so without charge upon written request to the Assistant Secretary at the Company’s principal executive offices in Costa Mesa, California.

      The 1999 SIP serves as the successor to the Company’s Special Executive Stock Option Plan, 1998 Stock Incentive Plan, 1997 Stock Option Plan, 1996 Stock Option Plan and 1997 Non-employee Directors’ Stock Option Plan (together, the “Predecessor Plans”).

Equity Incentive Programs

      The 1999 SIP consists of five (5) separate equity incentive programs: (i) a Discretionary Option Grant Program; (ii) a Salary Investment Option Grant Program; (iii) a Stock Issuance Program; (iv) an Automatic Option Grant Program; and (v) a Director Fee Option Grant Program. The principal features of these programs are described below.

Administration

      The 1999 SIP (other than the Automatic Option Grant Program and Director Fee Option Grant Program) is currently administered by the Compensation Committee of the Board, although the Board has concurrent authority to handle the administration. The Board or the Compensation Committee has complete discretion (subject to the provisions of the 1999 SIP) to authorize option grants and stock issuances under the 1999 SIP. The Board may also appoint a secondary committee of one or more Board members, including employee directors, to authorize option grants and stock issuances to eligible persons other than executive officers and Board members subject to the short-swing liability provisions of the federal securities laws. The term “Plan Administrator” will mean the Board, the Compensation Committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the 1999 SIP. All grants under the Automatic Option Grant Program and Director Fee Option Grant Program are made in strict compliance with the provisions of those programs, and no administrative discretion is exercised by the Plan Administrator with respect to the grants made thereunder.

      As of the date of this Proxy Statement, the Company has only granted options under the Discretionary Option Grant Program and Automatic Option Grant Program and has not issued any shares or granted any options under the Salary Investment Option Grant Program, Stock Issuance Program or Director Fee Option Grant Program.

Share Reserve

      A total of 2,086,371 shares of Common Stock are reserved for issuance under the 1999 SIP. If this proposal is approved at the Annual Meeting, then this reserve will increase by an additional 1,000,000 shares.

      The 1999 SIP provides for an automatic increase in the number of shares authorized for issuance thereunder on the first trading day of each calendar year by an amount equal to three and one-half percent (3 1/2%) of the total number of shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year, up to a maximum of 277,777 shares per year.

      As of April 15, 2002, options for 1,239,508 shares of Common Stock were outstanding under the 1999 SIP and 735,180 shares of Common Stock remained available for future option grants. Approval of this proposal will increase the shares of Common Stock available for future option grants to 1,735,180 shares.

      No participant in the 1999 SIP may receive option grants, separately exercisable stock appreciation rights or direct stock issuances for more than 83,333 shares of Common Stock in the aggregate per calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. However, if this proposal is approved at the Annual Meeting, then such maximum amount will increase to 500,000 shares in the aggregate per calendar year.

      The shares of Common Stock issuable under the 1999 SIP may be drawn from shares of authorized but unissued Common Stock or from shares of Common Stock reacquired by the Company, including shares repurchased on the open market.

      Shares subject to any outstanding options under the 1999 SIP (including options incorporated from the Predecessor Plans) which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 1999 SIP and subsequently repurchased by the Company pursuant to its repurchase rights under the 1999 SIP will also be available for subsequent issuance.

Changes in Capitalization

      In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1999 SIP, (ii) the maximum number and/or class of securities for which any one person may be granted stock options and separately exercisable stock appreciation rights under the 1999 SIP per calendar year, (iii) the maximum number and/or class of securities by which the share reserve is to increase each calendar year by reason of the automatic share increase provisions of the 1999 SIP, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including the options incorporated from the Predecessor Plans) in order to prevent the dilution or enlargement of benefits thereunder.

      As a result of a 1 for 2.25 reverse stock split of the Common Stock which occurred on November 3, 1999 and a 1 for 8 reverse stock split of the Common Stock which occurred on July 23, 2001, the share amounts set forth in the 1999 SIP were adjusted as discussed above.

Eligibility

      Employees, non-employee Board members and independent advisors and consultants in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) are eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. The Company’s executive officers and other highly paid employees are also eligible to participate in the Salary Investment Option Grant Program, and non-employee members of the Board are eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

      As of April 15, 2002, five executive officers, six non-employee Board members and approximately 460 other employees and consultants were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Five executive officers and approximately nine other individuals were eligible to participate in the Salary Investment Option Grant Program, and six non-employee Board members were eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

Valuation

      The fair market value per share of Common Stock on any relevant date under the 1999 SIP will be the closing selling price per share on that date as reported by the National Association of Securities Dealers on the Nasdaq National Market. On April 25, 2002, the closing selling price per share was $2.50.

Discretionary Option Grant Program

      The options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options. Each granted option will have an exercise price per share not less than the fair market value per share of Common Stock on the option grant date, and no granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. Historically, the Company has granted options vesting over a four year period from the date of grant.

      Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator has complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

      In the event the Company is acquired, whether by merger or asset sale or a sale of stock by the stockholders, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or otherwise continued in effect will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant Program will immediately vest, except to the extent the Company’s repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect.

      The Plan Administrator has the authority under the Discretionary Option Grant Program to provide that the shares subject to options granted under that program will automatically vest (i) upon an acquisition of the Company, whether or not those options are assumed or continued, or (ii) in the event the individual’s service is terminated, whether involuntarily or through a resignation for good reason, within a designated period (not to exceed eighteen (18) months) following an acquisition in which those options are assumed or otherwise continued in effect.

      The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

•	Tandem stock appreciation rights, which provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash, shares of Common Stock or a combination of the two.

•	Limited stock appreciation rights, which may be granted to certain officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may (whether or not the option is at the time exercisable for vested shares) be surrendered to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company’s outstanding voting securities. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the tender offer price paid per share over (b) the exercise price payable per share under such option.

      The Plan Administrator also has the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program in return for the grant of new options for the same or different number of option shares with an exercise price per share based upon the fair market value of the Common Stock on the new grant date.

Salary Investment Option Grant Program

      The Plan Administrator has complete discretion in implementing the Salary Investment Option Grant Program for one or more calendar years and in selecting the executive officers and other eligible individuals who are to participate in the program for those years. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Plan Administrator an irrevocable authorization directing the Company to reduce his or her base salary for the upcoming calendar year by a specified dollar amount not less than $10,000 nor more than $50,000 and apply that amount to the acquisition of a special option grant under the program.

      Each selected individual who files such a timely election will automatically be granted, on the first trading day in January of the calendar year for which that salary reduction is to be in effect, a non-statutory option to purchase that number of shares of Common Stock determined by dividing the salary reduction amount by two-thirds of the fair market value per share of Common Stock on the grant date. The option will be exercisable at a price per share equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the salary reduction amount. The option will become exercisable in a series of twelve (12) equal monthly installments over the calendar year for which the salary reduction is to be in effect. Each option will remain exercisable for any vested shares subject to the option until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the end of the three (3)-year period measured from the date of the optionee’s cessation of service.

      The salary investment option grants will also automatically vest immediately prior to an acquisition of the Company (whether by merger, asset sale or tender offer) or the successful completion of a proxy contest.

      Stockholder approval of this proposal will also constitute approval of each option grant made pursuant to the provisions of the Salary Investment Option Grant Program and the subsequent exercise of that option in accordance with the terms of such program.

Stock Issuance Program

      Shares of Common Stock may be issued under the Stock Issuance Program at a price per share equal to or greater than the fair market value of the shares of Common Stock on the issuance date. Shares may be issued for cash or check made payable to the Company or as a bonus for past services without any cash outlay required of the recipient. The shares issued may be fully vested upon issuance or may vest upon the completion of a designated service period or the attainment of specified performance goals. The Plan Administrator will have complete discretion under the program to determine which eligible individuals are to receive such stock issuances, the time or times when those issuances are to be made, the number of shares subject to each such issuance, the purchase price and the vesting schedule to be in effect for the stock issuance. The Plan Administrator will also have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the Stock Issuance Program.

      In the event the Company is acquired, whether by merger or asset sale or a sale of stock by the stockholders, all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company’s repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect.

      The Plan Administrator has the authority under the Stock Issuance Program to provide that the unvested shares under that program will automatically vest (i) upon an acquisition of the Company, or (ii) in the event the individual’s service is terminated, whether involuntarily or through a resignation for good reason, within a designated period (not to exceed eighteen (18) months) following an acquisition.

Automatic Option Grant Program

      Under the Automatic Option Grant Program, when an individual first becomes a non-employee Board member, he or she is automatically granted a non-statutory option to purchase 1,666 shares of Common Stock, provided such individual has not previously been in the Company’s employ. In addition, on the date of each Annual Stockholders’ Meeting, each individual who is to continue to serve as a non-employee Board member after such meeting will automatically be granted a non-statutory option to purchase 555 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six months. There will be no limit on the number of such 555-share options which any one non-employee Board member may receive over the period of Board service and non-employee Board members who have previously served in the Company’s employ will be eligible for one or more 555-share option grants.

      Each option will have an exercise price per share equal to the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the option grant date. Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee’s cessation of Board service. Each initial 1,666-share option grant will vest (and the Company’s repurchase rights will lapse) in three equal annual installments over the optionee’s period of Board service, with the first such installment to vest upon the optionee’s completion of one year of Board service measured from the option grant date. Each annual 555-share option grant will be vested upon grant.

      In the event the optionee ceases Board service for any reason (other than death or permanent disability), the option will immediately terminate with respect to any option shares for which the option is not otherwise at that time exercisable. Should the optionee’s service as a Board member cease by reason of death or permanent disability, then the option will immediately become exercisable for all the shares of Common Stock subject to the option. Each automatic option grant held by an optionee upon his or her termination of Board service will remain exercisable, for any or all of the option shares in which the optionee is vested at the time of such termination, for up to a twelve (12)-month period following such termination date.

      The automatic option grants will also automatically vest immediately prior to an acquisition of the Company (whether by merger, asset sale or tender offer) or the successful completion of a proxy contest.

      Stockholder approval of this proposal will also constitute approval of each option grant made pursuant to the provisions of the Automatic Option Grant Program and the subsequent exercise of that option in accordance with the terms of such program.

Director Fee Option Grant Program

      For each calendar year that the Director Fee Option Grant Program is in effect, as determined by the Plan Administrator, each non-employee Board member may elect to apply all or a portion of his or her annual retainer fee otherwise payable in cash that year (currently no such fees are paid) to the acquisition of a special option grant under the Director Fee Option Grant Program. The election must be made prior to the start of the calendar year for which such election will be in effect, and the grant will automatically be made on the first trading day in January following the filing of such election. The option will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date, and the number of option shares will be determined by dividing the dollar amount of the retainer fee subject to the election by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee subject to the non-employee Board member’s election.

      Each option granted under the program will become exercisable for the option shares in a series of twelve (12) successive equal monthly installments upon the optionee’s completion of each month of Board service during the calendar year of the option grant. In the event the optionee ceases Board service for any reason (other than death or permanent disability), the option will immediately terminate with respect to any option shares for which the option is not otherwise at that time exercisable. Should the optionee’s service as a Board member cease by reason of death or permanent disability, then the option will immediately become exercisable for all the shares of Common Stock subject to the option. Each option may be exercised, for any or all of the shares for which that option is at the time exercisable, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the end of the three (3)-year period measured from the date of the optionee’s cessation of Board service.

      The director fee option grants will also automatically vest immediately prior to an acquisition of the Company (whether by merger, asset sale or tender offer) or the successful completion of a proxy contest.

      Stockholder approval of this proposal will also constitute approval of each option grant made pursuant to the provisions of the Director Fee Option Grant Program and the subsequent exercise of that option in accordance with the terms of such program.

General Provisions

Limited Stock Appreciation Rights

      Each option granted under the Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program will include a limited stock appreciation right. Upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company’s outstanding voting securities, each outstanding option under the Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program may be surrendered to the Company in return for a cash distribution from the Company. The amount of the distribution per surrendered option share will be equal to the excess of (i) the fair market value per share at the time the option is surrendered or, if greater, the tender offer price paid per share in the hostile take-over over (ii) the exercise price payable per share under such option.

      Shareholder approval of this Proposal will also constitute pre-approval of each limited stock appreciation right granted under the Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program and the subsequent exercise of that right in accordance with the foregoing terms.

Financial Assistance

      The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options under the 1999 SIP by delivering a promissory note payable in one or more installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

Special Tax Election

      The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

Amendment and Termination

      The Board may amend or modify the 1999 SIP in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the 1999 SIP at any time, and the 1999 SIP will automatically terminate on May 15, 2009.

Stock Awards

      The table below shows, as to each of the Company’s executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted between January 1, 2001 and April 15, 2002 under the 1999 SIP, together with the weighted average exercise price payable per shares.

OPTION TRANSACTIONS

	Number of		Weighted Average
Name	Option Shares(#)		Exercise Price($)

Ronald Bension	55,555		$2.79
Chief Executive Officer
W. Thomas Gimple	92,500	(1)	4.62
Former Chief Executive Officer
Mardan M. Afrasiabi	83,055		3.69
Division President
Eric P. Bauer	83,055		3.69
EVP and Chief Financial Officer
Andrew W. Donkin	83,055		3.69
Division President
Christopher Goodhart	15,000		5.50
Division President
All current executive officers as a group (5 persons)	319,720		3.62
All current non-employee directors as a group (6 persons)	249,718	(1)	3.50
All employees, including current officers who are not executive officers, as a group (approximately 125 persons)	68,912		5.40

(1)	Includes options to acquire an aggregate of 92,500 shares granted to Mr. Gimple while he was an employee of the Company.

New Plan Benefits

      No stock options had been granted and no shares had been issued under the 1999 SIP on the basis of the amendments to the 1999 SIP for which stockholder approval is sought at the Annual Meeting. However, each of the following non-employee directors will receive an automatic option grant under the Automatic Option Grant Program following the 2002 Annual Meeting for 555 shares of Common Stock with an exercise price per share equal to the closing selling price per share of Common Stock on that date: Nicholas E. Sinacori, C. Ian Sym-Smith, Braden R. Kelly, Thomas Heymann and J. L. Davies.

Federal Income Tax Consequences

Option Grants

      Options granted under the Discretionary Option Grant Program may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. All options granted under the Automatic Option Grant, Salary Investment Option Grant and Director Fee Option Grant Programs will be non-statutory options. The federal income tax treatment for the two types of options differs as follows:

      Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the option is exercised for those shares. If the sale or disposition occurs before both of these two periods are satisfied, then a disqualifying disposition will result.

      Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then, in general, the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

      If the optionee makes a disqualifying disposition of the purchased shares, then, in general, the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount taxable to the optionee. The Company will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

      Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

      If the shares acquired upon exercise of the non-statutory option are unvested because they are subject to repurchase by the Company in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company’s repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

      The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Direct Stock Issuances

      The tax principles applicable to direct stock issuances under the 1999 SIP will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Stock Appreciation Rights

      No taxable income is recognized upon receipt of an SAR. The holder will recognize ordinary income, in the year in which the SAR is exercised, in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

      The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of an SAR. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Deductibility of Executive Compensation

      Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Compensation deemed paid by the Company in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory stock options granted under the 1999 SIP qualifies as performance-based compensation for purposes of Section 162(m) if the grants were made by a committee of “outside directors” as defined under Section 162(m). The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options should be deductible by the Company without limitation under Code Section 162(m).

Golden Parachute Rules

      Section 280G of the Internal Revenue Code provides that if certain executives receive payments that are made because of a change in control of the Company, then a portion of those payments will be (i) subject to a 20% excise tax imposed on the executives that receive such payments, and (ii) nondeductible by the Company. For this purpose, the acceleration of the vesting of stock options is treated as a payment.

      These adverse tax consequences only apply though, (i) if the total amount of the payments to such an executive equal or exceed 300% of his or her average annual compensation and (ii) to the extent that the payments actually exceed his or her average annual compensation.

Accounting Treatment

      Option grants to employees or directors under the Discretionary Option Grant and Automatic Option Grant Programs and stock issued under the Stock Issuance Program will not result in any direct charge to the Company’s reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company’s financial statements, and the Company must also disclose, in footnotes to its financial statements, the pro-forma impact those options would have upon the Company’s reported earnings were the fair value of those options at the time of grant treated as a compensation expense.

      Option grants or stock issuances made to employees or directors under the 1999 SIP with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to the Company in an amount equal to the excess of such fair market value over the exercise or issue price. The expense must be amortized against the Company’s earnings over the period that the option shares or issued shares are to vest.

      Option grants made to non-employee consultants under the 1999 SIP will result in a direct charge to the Company’s reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares.

      The number of outstanding options may affect the Company’s earnings per share on a fully-diluted basis.

      Should one or more optionees be granted stock appreciation rights under the 1999 SIP that have no conditions upon exercisability other than a service or employment requirement, then such rights would result in a compensation expense to be charged against the Company’s reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of Common Stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

Required Vote

      The affirmative vote of the holders of a majority of the total voting power of the outstanding shares of Common Stock, Series F Preferred Stock and Series G Preferred Stock, voting together as a class, present at the Annual Meeting in person or by proxy and entitled to vote on this proposal will be required to approve this proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL 3

TO APPROVE AN AMENDMENT TO THE COMPANY’S

1999 EMPLOYEE STOCK PURCHASE PLAN

      The Company’s stockholders are being asked to approve an amendment to the Company’s 1999 Employee Stock Purchase Plan (the “1999 ESPP”) that would increase to the number of shares of Common Stock reserved for issuance under the 1999 ESPP by 250,000 shares. The Board of Directors adopted this amendment on April 25, 2002 and it will become effective upon receipt of stockholder approval at the Annual Meeting.

      The proposed amendment will allow the Company to continue to provide eligible employees of the Company and its participating affiliates with a meaningful opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase program designed to operate in compliance with Section 423 of the Internal Revenue Code.

      The following is a summary of the principal features of the 1999 ESPP, as modified by the proposed amendment. The summary, however, does not purport to be a complete description of all the provisions of the 1999 ESPP. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so without charge upon written request to the Assistant Secretary at the Company’s principal executive offices in Costa Mesa, California.

Share Reserve

      Currently, 304,215 shares of Common Stock are reserved for issuance under the 1999 ESPP. This share reserve is automatically increased on the first trading day of each calendar year by an amount equal to one percent (1%) of the total number of shares of Common Stock outstanding on the last trading day of the preceding calendar year, but in no event can any such increase exceed 83,334 shares.

      As of April 15, 2002, 51,303 shares of Common Stock had been issued under the 1999 ESPP, and 252,912 shares were available for future issuance. If this proposal is approved at the 2002 Annual Meeting, then the number of shares of Common Stock reserved for issuance under the 1999 ESPP will be increased by 250,000 shares.

Changes in Capitalization

      In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to (i) the class and maximum number of securities issuable under the 1999 ESPP, including the class and maximum number of securities issuable per participant or in the aggregate on any one purchase date, (ii) the class and maximum number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder, and (iii) the class and maximum number of securities by which the share reserve is to increase each calendar year by reason of the automatic share increase provisions of the 1999 ESPP.

      As a result of a 1 for 2.25 reverse stock split of the Common Stock which occurred on November 3, 1999 and a 1 for 8 reverse stock split of the Common Stock which occurred on July 23, 2001, the share amounts set forth in the 1999 ESPP were adjusted as discussed above.

Administration

      The 1999 ESPP is currently administered by the Compensation Committee of the Board of Directors. Such committee, as Plan Administrator, has full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the 1999 ESPP.

Offering Periods and Purchase Rights

      Shares of Common Stock are offered under the 1999 ESPP through a series of offering periods. Each offering period will have a maximum duration of twenty-four months. The current offering period began on August 1, 2001 and will end on the last business day in July 2003. At the time an eligible employee joins the offering period, he or she will be granted a purchase right to acquire shares of Common Stock at semi-annual intervals over the offering period. These six-month period are referred to as “purchase intervals”. The purchase dates will occur on the last business days of January and July each year, and all payroll deductions collected from the participant during the purchase interval will be automatically applied to the purchase of Common Stock.

      Should the fair market value per share of Common Stock on any semi-annual purchase date be less than the fair market value per share on the start date of that offering period, then the participants in that offering period will, immediately following the purchase of shares on their behalf on such semi-annual purchase date, be automatically transferred from that offering period and enrolled in the new offering period beginning on the next business day.

Eligibility

      Any individual who customarily works for more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating affiliate is eligible to participate in one or more offering periods. Participating affiliates include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, which elect, with the approval of the Plan Administrator, to extend the benefits of the 1999 ESPP to their eligible employees.

      An employee may enter an offering period on the first date of that period or on the first business day in February and August provided that he or she is eligible to participate in the 1999 ESPP at that time.

      As of April 15, 2002, approximately 460 employees, including five executive officers, were eligible to participate in the 1999 ESPP.

Purchase Provisions

      Each participant may authorize periodic payroll deductions in any multiple of one percent (1%) of his or her base salary, up to a maximum of ten percent (10%). A participant may not increase his or her rate of payroll deduction for an offering period after the start of that period, except upon commencement of a new purchase interval, but he or she may decrease the rate at any time once per purchase interval.

      On the last business day of each purchase interval (the last business day in January and July each year), the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for that period.

Purchase Price

      The purchase price per share at which Common Stock will be purchased on the participant’s behalf on each semi-annual purchase date will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the start date of the participant’s entry into that offering period or (ii) the fair market value per share of Common Stock on the last day of the semi-annual purchase date.

Valuation

      The fair market value per share of Common Stock on any relevant date will be the closing selling price per share on such date reported by the National Association of Securities Dealers, Inc. on the Nasdaq National Market. On April 25, 2002, the fair market value per share determined on such basis was $2.50.

Special Limitations

      The 1999 ESPP imposes certain limitations upon a participant’s rights to acquire Common Stock, including the following limitations:

•	No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding options or purchase rights) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

•	No purchase right granted to a participant may permit such individual to purchase Common Stock at a rate greater than $25,000 worth of such Common Stock (valued at the time such purchase right is granted) for each calendar year the purchase right remains outstanding at any time.

•	No participant may purchase more than 66 shares of Common Stock on any one purchase date.

•	No more than 33,334 shares of Common Stock may be purchased in the aggregate by all participants on any one purchase date.

      The Plan Administrator has the discretionary authority, exercisable prior to the start of any offering period, to increase or decrease these share limitations to be in effect for the number of shares purchasable per participant or in the aggregate by all participants on each purchase date during that offering period.

Termination Of Purchase Rights

      A participant’s purchase right will immediately terminate upon such participant’s loss of eligible employee status, and his or her accumulated payroll deductions for the semi-annual period in which the purchase right terminates will be promptly refunded. A participant may withdraw from an offering period at any time prior to the end of that period and elect to have his or her accumulated payroll deductions for the semi-annual period in which such withdrawal occurs either refunded or applied to the purchase of shares of Common Stock on the next purchase date.

Stockholder Rights

      No participant will have any stockholder rights with respect to the shares of Common Stock covered by his or her purchase right until the shares are actually purchased on the participant’s behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

      No purchase right will be assignable or transferable and will be exercisable only by the participant.

Acquisition

      Should the Company be acquired by merger, tender offer or asset sale during an offering period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be equal to eighty-five (85%) of the lower of (i) the fair market value per share of Common Stock on the participant’s entry into the offering period in which such acquisition occurs or (ii) the fair market value per share of Common Stock immediately prior to such acquisition. The limitation on the maximum number of shares purchasable in the aggregate on any one purchase date will not apply to the share purchases effected in connection with such acquisition.

Share Pro-Ration

      Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the 1999 ESPP, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, will be refunded.

Amendment and Termination

      The 1999 ESPP will terminate upon the earliest to occur of (i) July 31, 2009, (ii) the date on which all available shares are issued or (iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

      The Board of Directors may at any time alter, suspend or discontinue the 1999 ESPP. However, the Board of Directors may not, without stockholder approval, (i) increase the number of shares issuable under the 1999 ESPP, except in connection with certain changes in the Company’s capital structure, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the 1999 ESPP.

Plan Benefits

      The table below shows, as to each of the Company’s executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock purchased under the 1999 ESPP between January 1, 2001 and January 31, 2002 (the most recent purchase date under the 1999 ESPP), together with the weighted average purchase price paid per share of Common Stock during that period.

	Number of
	Shares	Weighted Average
Name	Purchased(#)	Purchase Price($)

Ronald Bension	—	—
Chief Executive Officer
W. Thomas Gimple	199	$2.79
Former Chief Executive Officer
Mardan M. Afrasiabi	—	—
Division President
Eric P. Bauer	66	2.14
EVP and Chief Financial Officer
Andrew W. Donkin	—	—
Division President
Christopher Goodhart	199	2.79
Division President
All current executive officers as a group (5 persons)	265	2.63
All employees, including current officers who are not executive officers, as a group (approximately 255 persons)	34,303	2.85

New Plan Benefits

      No purchase rights have been granted, and no shares have been issued, on the basis of the share increase that is the subject of this Proposal.

Federal Tax Consequences

      The 1999 ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right.

      Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the 1999 ESPP or in the event the participant should die while still owning the purchased shares.

      If the participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the offering period in which such shares were acquired or within one (1) one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

      If the participant sells or disposes of the purchased shares more than two (2) years after the his or her entry date into the offering period in which such shares were acquired and more than one (1) one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the participant’s entry date into the offering period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

      If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Accounting Treatment

      Under current accounting rules, the issuance of Common Stock under the 1999 ESPP will not result in a direct charge to the Company’s reported earnings. However, the Company must disclose, in footnotes and pro-forma statements to the Company’s financial statements, the impact the purchase rights granted under the 1999 ESPP would have upon the Company’s reported earnings were the fair value of those purchase rights treated as compensation expense.

Required Vote

      The affirmative vote of the holders of a majority of the total voting power of the outstanding shares of Common Stock, Series F Preferred Stock and Series G Preferred Stock, voting together as a class, present at the 2002 Annual Meeting in person or by proxy and entitled to vote on this proposal will be required to approve this proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL 4

TO APPROVE THE GRANT OF STOCK OPTIONS

TO TWO NON-EMPLOYEE DIRECTORS

      On December 18, 2001, the Compensation Committee of the Board of Directors granted options to each of the Company’s non-employee directors to purchase 30,000 shares of the Company’s Common Stock at an exercise price of $2.79 per share (the closing sale price of the Common Stock on the Nasdaq National Market on such date) pursuant to the Discretionary Option Grant Program of the 1999 SIP. The grant of these options to Nicholas E. Sinacori and C. Ian Sym-Smith, each of whom was a member of the Compensation Committee, was made subject to and conditioned upon obtaining subsequent stockholder approval. The Company’s stockholders are being asked to approve these grants to Messrs. Sinacori and Sym-Smith.

      One-sixth of these options becomes exercisable six months from the date of grant and the balance in equal quarterly installments thereafter. The other terms of these options and their tax treatment will be the same as those for options granted pursuant to the Automatic Option Grant Program under the 1999 SIP as described above under Proposal 2.

      The closing sale price of the Common Stock on April 25, 2002 (the most recent practicable date prior to the printing of this Proxy Statement) as reported by the National Association of Securities Dealers on the Nasdaq National Market was $2.50.

      The Committee believes that the Company’s non-employee directors should have a meaningful equity ownership in the Company, particularly as the Company does not currently pay any cash compensation for the services of its non-employee directors. As a result of the two reverse stock splits implemented by the Company since the original adoption of the 1999 SIP, and the significant number of equity securities issued by the Company in connection with its initial public offering and subsequent private placements of Preferred Stock, the Committee determined that the number of options provided for under the Automatic Option Grant Program of the 1999 SIP was no longer adequate to attract and retain the services of qualified non-employee directors. The Committee therefore approved the grants to the non-employee directors made on December 18, 2001.

Required Vote

      The affirmative vote of the holders of a majority of the total voting power of the outstanding shares of Common Stock, Series F Preferred Stock and Series G Preferred Stock, voting together as a class, present at the Annual Meeting in person or by proxy and entitled to vote on this proposal will be required to approve this proposal. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

OTHER MATTERS

      The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

OWNERSHIP OF SECURITIES

      The following tables set forth certain information known to the Company with respect to the beneficial ownership of the Common Stock, Series F Preferred Stock and Series G Preferred Stock as of March 31, 2002, by (i) all persons who are beneficial owners of five percent (5%) or more of the Common Stock, Series F Preferred Stock or Series G Preferred Stock, (ii) each director and nominee for director, (iii) the executive officers named in the Summary Compensation Table of the Executive Compensation and Other Information section of this Proxy Statement, and (iv) all current directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, except to the extent spouses share authority under applicable law. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable pursuant to options, warrants or convertible securities that are currently exercisable or exercisable within sixty (60) days of March 31, 2002 are deemed to be outstanding and to be beneficially owned by the person holding such options, warrants or convertible securities for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Common Stock

	Shares	Percentage
	Beneficially	of Shares
Beneficial Owner	Owned	Beneficially Owned

Braden R. Kelly(a)	16,210,182	72.7%
W. Thomas Gimple(b)	203,808	2.6%
Nicholas E. Sinacori(c)	244,086	3.1%
Ronald Bension(d)	178,120	2.3%
C. Ian Sym-Smith(e)	24,581	*
J. L. Davies(f)	1,726	*
Thomas Heymann(g)	1,726	*
Mardan M. Afrasiabi(h)	55,808	*
Eric P. Bauer(i)	24,407	*
Andrew W. Donkin(j)	27,573	*
Christopher Goodhart(k)	8,903	*
Entities affiliated with General Atlantic Partners, LLC(a)	16,207,901	72.7%
Zesiger Capital Group, LLC(l)	1,743,616	19.8%
Sports Capital Partners, LLC(m)	973,642	11.6%
Ardara, Inc.(n)	423,728	5.3%
All directors and executive officers as a group (11 persons) (a),(b),(c),(d),(e),(f),(g),(h),(i),(j),(k) and (o)	16,980,920	74.1%

*	Represents beneficial ownership of less than one percent.

(a)	Includes the following securities held by various General Atlantic entities: (1) 525,483 shares owned by General Atlantic Partners 46, L.P., 339,844 shares owned by General Atlantic Partners 54 L.P., 109,436 shares owned by GAP Coinvestment Partners, L.P., 118,236 shares owned by GAP Coinvestment Partners II, L.P., 340,368 shares owned by General Atlantic Partners 74, L.P. and 25,844 shares owned by GapStar, LLC, (2) warrants to purchase 20,650 shares owned by General Atlantic Partners 54, L.P. exercisable within 60 days of March 31, 2002, warrants to purchase 290,236 shares owned by GAP Coinvestment Partners II, L.P. exercisable within 60 days of March 31, 2002, warrants to purchase 1,487,626 shares owned by General Atlantic Partners 74, L.P. exercisable within 60 days of March 31, 2002 and warrants to purchase 26,449 shares owned by GapStar, LLC exercisable within 60 days of March 31, 2002, (3) 3,662,276 shares issuable upon conversion of Series F Preferred Stock owned by General Atlantic Partners 74, L.P. within 60 days of March 31, 2002, 508,805 shares issuable upon conversion of Series F Preferred Stock owned by GAP Coinvestment Partners II, L.P. within 60 days of March 31, 2002 and 278,072 shares issuable upon conversion of Series F Preferred Stock owned by GapStar, LLC within 60 days of March 31, 2002 and (4) 7,003,889 shares issuable upon conversion of Series G Preferred Stock owned by General Atlantic Partners 74, L.P. within 60 days of March 31, 2002, 1,346,163 shares issuable upon conversion of Series G Preferred Stock owned by GAP Coinvestment Partners II, L.P. within 60 days of March 31, 2002 and 124,524 shares issuable upon conversion of Series G Preferred Stock owned by GapStar, LLC within 60 days of March 31, 2002. In addition, includes options outstanding to purchase 2,281 shares that are exercisable within 60 days of March 31, 2002, which options are held by Mr. Kelly. Mr. Kelly, a director of the Company, is a managing member of General Atlantic Partners, LLC and a general partner of GAP Coinvestment Partners, L.P. and GAP Coinvestment Partners II, L.P. General Atlantic Partners, LLC is the general partner of General Atlantic Partners 46, L.P., General Atlantic Partners 54, L.P. and General Atlantic Partners 74, L.P. and is the managing member of GapStar, LLC. The managing members of General Atlantic Partners, LLC (other than Klaus Esser) are also the general partners of GAP Coinvestment Partners L.P. and GAP Coinvestment Partners II, L.P. Mr. Kelly disclaims beneficial ownership of the shares referred to in clauses (1), (2), (3) and (4) above, except to the extent of his pecuniary interest therein. The address of General Atlantic is c/o General Atlantic Service Corporation, 3 Pickwick Plaza, Greenwich,

Connecticut 06830. The address of Mr. Kelly is c/o General Atlantic Service Corporation, 630 Hansen Way, Palo Alto, California 94304.

(b)	Includes options outstanding to purchase 201,785 shares that are exercisable within 60 days of March 31, 2002.

(c)	Includes the following securities held by International Capital Partners, Inc. and International Capital Partners, Inc., Profit Sharing Trust: (1) 22,222 shares held by International Capital Partners, Inc., (2) 7,500 shares held by International Capital Partners, Inc., Profit Sharing Trust, and (3) 211,865 shares issuable upon conversion of Series F Preferred Stock owned by International Capital Partners, Inc., Profit Sharing Trust within 60 days of March 31, 2002. In addition, includes options outstanding to purchase 2,499 shares that are exercisable within 60 days of March 31, 2002. Mr. Sinacori, a director of the Company, is a managing partner of International Capital Partners, Inc. and a trustee of International Capital Partners, Inc., Profit Sharing Trust. Mr. Sinacori disclaims beneficial ownership of the shares referred to on clauses (1), (2) and (3) above, except to the extent of his pecuniary interest therein.

(d)	Includes options outstanding to purchase 78,120 shares that are exercisable within 60 days of March 31, 2002.

(e)	Includes (1) options outstanding to purchase 1,111 shares that are exercisable within 60 days of March 31, 2002, and (2) 2,500 shares held by Giving Productively, Inc. Mr. Sym-Smith is President of Giving Productively, Inc.

(f)	Includes options outstanding to purchase 1,726 shares that are exercisable within 60 days of March 31, 2002.

(g)	Includes options outstanding to purchase 1,726 shares that are exercisable within 60 days of March 31, 2002.

(h)	Includes options outstanding to purchase 50,749 shares that are exercisable within 60 days of March 31, 2002.

(i)	Includes options outstanding to purchase 24,407 shares that are exercisable within 60 days of March 31, 2002.

(j)	Includes options outstanding to purchase 27,573 shares that are exercisable within 60 days of March 31, 2002.

(k)	Includes options outstanding to purchase 8,555 shares that are exercisable within 60 days of March 31, 2002.

(l)	The shares are held in discretionary accounts which Zesiger manages. Includes 1,271,186 shares issuable upon conversion of Series F Preferred Stock held in such discretionary accounts within 60 days of March 31, 2002. Zesiger has sole voting power with respect to 829,146 of such shares and sole dispositive power with respect to all 1,739,305 shares. Zesiger disclaims beneficial ownership of all 1,739,305 shares. The address of Zesiger is 320 Park Avenue, 30th Floor, New York, New York 10022.

(m)	Includes the following securities held by various Sports Capital Partners partnerships and limited liability companies: 521,753 shares issuable upon conversion of Series F Preferred Stock owned by Sports Capital Partners, L.P. within 60 days of March 31, 2002, 300,107 shares issuable upon conversion of Series F Preferred Stock owned by Sports Capital Partners (Cayman Islands), L.P. within 60 days of March 31, 2002 and 25,598 shares issuable upon conversion of Series F Preferred Stock owned by Sports Capital Partners CEV, LLC within 60 days of March 31, 2002. Sports Capital Partners, LLC is the managing partner of Sports Capital Partners, L.P. and Sports Capital Partners (Cayman Islands), L.P. and the managing member of Sports Capital Partners CEV, LLC. The address of Sports Capital Partners is 527 Madison Avenue, 10th Floor, New York, New York 10022.

(n)	Includes 423,728 shares issuable upon conversation of Series F Preferred Stock within 60 days of March 31, 2002. The address of Ardara, Inc. is 11 rue de la Correterie, 1204 Geneva Switzerland.

(o)	The address of all directors and executive officers (other than Mr. Kelly) is 555 Anton Boulevard, 11th Floor, Costa Mesa, California 92626.

Series F and Series G Preferred Stock

		Percentage of		Percentage of
	Series F Shares	Series F Shares	Series G Shares	Series G Shares
Beneficial Owner	Beneficially Owned	Beneficially Owned	Beneficially Owned	Beneficially Owned

Braden R. Kelly(a)(b)	17,500,000	61.8%	8,474,576	100%
W. Thomas Gimple	—	—	—	—
Nicholas E. Sinacori(c)	833,336	2.9%	—	—
Ronald Bension	—	—	—	—
C. Ian Sym-Smith	—	—	—	—
J. L. Davies	—	—	—	—
Thomas Heymann	—	—	—	—
Mardan M. Afrasiabi	—	—	—	—
Eric P. Bauer	—	—	—	—
Andrew W. Donkin	—	—	—	—
Christopher Goodhart	—	—	—	—
General Atlantic Partners LLC(a)(b)	17,500,000	61.8%	8,474,576	100%
Zesiger Capital Group, LLC(d)	5,000,000	17.6%	—	—
Sports Capital Partners, LLC(e)	3,333,333	11.8%	—	—
Ardara Inc.	1,666,664	5.9%	—	—
All directors and executive officers as a group (11 persons) (a),(b),(c)	18,333,336	64.7%	8,474,576	100%

(a)	Includes the following shares of Series F Preferred Stock held by various General Atlantic entities: 14,404,950 shares owned by General Atlantic Partners 74, L.P., 2,001,300 shares owned by GAP Coinvestment Partners II, L.P. and 1,093,750 shares owned by GapStar, LLC. Mr. Kelly, a director of the Company, is a managing member of General Atlantic Partners, LLC and a general partner of GAP Coinvestment Partners II, L.P. General Atlantic Partners, LLC is the general partner of General Atlantic Partners 74, L.P. and the managing member of GapStar, LLC. The managing members of General Atlantic Partners, LLC (other that Klaus Esser) are also the general partners of GAP Coinvestment Partners II, L.P.. Mr. Kelly disclaims beneficial ownership of the shares of Series F Preferred Stock referred to above, except to the extent of his pecuniary interest therein.

(b)	Includes the following shares of Series G Preferred Stock held by various General Atlantic partnerships and limited liability companies: 7,003,889 shares owned by General Atlantic Partners 74, L.P., 1,346,163 shares owned by GAP Coinvestment Partners II, L.P. and 124,524 shares owned by GapStar, LLC. Mr. Kelly, a director of the Company, is a managing member of General Atlantic Partners, LLC and a general partner of GAP Coinvestment Partners II, L.P. General Atlantic Partners, LLC is the general partner of General Atlantic Partners 74, L.P. and the managing member of GapStar, LLC. The managing members of General Atlantic Partners, LLC are also the general partners of GAP Coinvestment Partners II, L.P.. Mr. Kelly disclaims beneficial ownership of the shares of Series G Preferred Stock referred to above, except to the extent of his pecuniary interest therein.

(c)	Includes 833,336 shares of Series F Preferred Stock owned by International Capital Partners, Inc., Profit Sharing Trust. Mr. Sinacori, a director of the Company is a trustee of International Capital Partners, Inc., Profit Sharing Trust. Mr. Sinacori disclaims beneficial ownership of the shares of Series F Preferred Stock referred to above, except to the extent of his pecuniary interest therein.

(d)	The shares of Series F Preferred Stock are held in discretionary accounts which Zesiger manages. Zesiger has sole voting power with respect to 2,470,000 of such shares and sole dispositive power with respect to all 5,000,000 shares. Zesiger disclaims beneficial ownership of all 5,000,000 shares of Series F Preferred Stock.

(e)	Includes the following shares of Series F Preferred Stock held by various Sports Capital Partners partnerships and limited liability companies: 2,052,228 shares owned by Sports Capital Partners, L.P., 1,180,420 shares owned by Sports Capital Partners (Cayman Islands), L.P. and 100,685 shares owned by Sports Capital Partners CEV, LLC. Sports Capital Partners, LLC is the managing partner of Sports Capital Partners, L.P. and Sports Capital Partners (Cayman Islands), L.P. and the managing member of Sports Capital Partners CEV, LLC.

Change in Control

      Since the beginning of the 2001 Fiscal Year, General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P. and GapStar, LLC, each an affiliate of General Atlantic Partners, LLC, acquired in the aggregate 413,500 shares of the Company’s Common Stock, 17,500,000 shares of the Company’s Series F Preferred Stock and 8,474,576 shares of the Company’s Series G Preferred Stock. The Common Stock was acquired on August 31, 2001 pursuant to the terms of a securities purchase agreement for aggregate cash consideration of $760,840. The Series F Preferred Stock was acquired directly from the Company on June 22, 2001 and August 1, 2001, as more fully described in this Proxy Statement under “Related Party Transactions — Series F Preferred Stock Transaction,” for aggregate cash consideration of $10,500,000. The Series G Preferred Stock was also acquired directly from the Company on March 25, 2002, as more fully described in this Proxy Statement under “Related Party Transactions — Series G Preferred Stock Transaction,” for aggregate cash consideration of $20,000,000. The source of these funds was contributions from partners of General Atlantic Partners 74, L.P. and GAP Coinvestment Partners II, L.P. and advances under and existing credit facility for GapStar, LLC. By virtue of their ownership of these shares and those previously held, investment entities affiliated with General Atlantic Partners, LLC hold approximately 62% of the total voting power of the Company and have the right to appoint a majority of the members of the Board of Directors.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

      The following table sets forth certain information regarding all executive officers of the Company as of April 15, 2002:

Name	Age	Position

Ronald Bension	47	Chief Executive Officer and Director
Mardan M. Afrasiabi	36	Division President — Ticketing Services Group
Eric P. Bauer	39	Executive Vice President and Chief Financial Officer
Andrew W. Donkin	40	Division President — Internet Ticketing Group
Christopher Goodhart	50	Division President — International Group

      The biography of Mr. Bension appears earlier in this Proxy Statement. See “Election of Directors.”

      Mardan M. Afrasiabi has served as Division President — Ticketing Services Group of the Company since February 2001. From August 1999 to February 2001, he served as the Company’s Executive Vice President, Business Development and from June 1998 to August 1999, Mr. Afrasiabi served as the Company’s Vice President, Strategic and International Business Development. Prior to joining the Company, Mr. Afrasiabi served as Vice President of Ventana Global Ltd., an international venture capital firm, from May 1995 until June 1998. While at Ventana Global, Mr. Afrasiabi was involved in the formation and initial capitalization of the Company. From August 1992 to December 1995 he attended the University of Southern California. Mr. Afrasiabi received his B.S. in Business Administration with a focus on Entrepreneurial Studies, his M.B.A. and his J.D. from the University of Southern California.

      Eric P. Bauer has served as Executive Vice President and Chief Financial Officer of the Company since September 2000. Prior to joining the Company, Mr. Bauer served as Vice President, Finance and Planning of Choice Hotels International, a hotel franchising company, from June 1997 until January 2000 and then as that company’s Vice President, Strategy and Business Development from January 2000 to September 2000. From January 1993 to May 1997, Mr. Bauer was Director of Field Finance for Pepsico’s Taco Bell division. Mr. Bauer has also held various management positions with KPMG Peat Marwick and International Marketing Associates, a marketing firm he co-founded, as well as working in international banking. Mr. Bauer received his B.S. in Economics from the University of California at Los Angeles and his M.B.A. in Finance from Georgetown University.

      Andrew W. Donkin has served as Division President — Internet Ticketing Group of the Company since February 2001. From December 1999 to January 2001, Mr. Donkin served as the Company’s Senior Vice President, Marketing and from October 1999 to December 1999, as Vice President, Marketing. Prior to joining the Company, Mr. Donkin served in various brand management positions with Colgate — Palmolive Co. from June 1993 to September 1999. Mr. Donkin received his B.S. in Marketing from the University of Rhode Island and his M.B.A. from Boston University.

      Christopher Goodhart has served as Division President — International Group of the Company since February 2001. From June 1999 to January 2001, Mr. Goodhart served as the Company’s Managing Director Europe and Vice President and General Manager International. Prior to joining the Company in connection with the Company’s acquisition of TicketsLive Corporation, Mr. Goodhart served as Managing Director of Select Ticketing Systems Ltd. in the United Kingdom from April 1998 to May 1999. From September 1995 to April 1998, he held various sales and marketing positions with Aegis Group Sales, a computer security and transaction based systems company, and prior to that he was with Olive Tree Trading, an importer and distributor of leisure products. Mr. Goodhart studied Modern Languages and History of Art at the University of Cambridge, United Kingdom.

      All executive officers are appointed annually by and serve at the discretion of the Board of Directors.

Summary of Cash and Other Executive Compensation

      The following table provides certain summary information concerning the compensation earned by the Company’s Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose salary and bonus for the 2001 Fiscal Year was in excess of $100,000, for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 2001, 2000 and 1999, if applicable. No other executive officers who would have otherwise been includible in such table on the basis of salary and bonus earned for the 2001 Fiscal Year has been excluded by reason of his or her termination of employment or change in executive status during that year. The listed individuals shall be hereinafter referred to as the “Named Executive Officers.”

Summary Compensation Table

				Long Term
				Compensation
				Securities
				Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Options(#)	Compensation($)

Ronald Bension(a)	2001	$14,192	—	600,000	—
Chief Executive Officer
W. Thomas Gimple(b)	2001	282,000	—	92,500	$8,273	(g)
Former Chief Executive Officer	2000	282,000	—	6,250	9,358	(g)
	1999	282,200	$275,000	111,111	8,914	(g)
Mardan M. Afrasiabi(c)	2001	199,230	—	83,055	—
Division President	2000	175,000	—	15,625	—
	1999	152,500	175,000	30,556	—
Eric P. Bauer(d)	2001	226,584	—	83,055	—
EVP and Chief Financial Officer	2000	66,830	85,280	3,516	—
Andrew W. Donkin(e)	2001	198,461	—	83,055	—
Division President
Christopher Goodhart(f)	2001	159,668	—	15,000	—
Division President

(a)	Mr. Bension joined the Company as Chief Executive Officer in December 2001.

(b)	Mr. Gimple resigned as Chief Executive Officer of the Company in December 2001.

(c)	Mr. Afrasiabi became an executive officer of the Company in August 1999 and became Division President — Ticketing Services Group in February 2001.

(d)	Mr. Bauer joined the Company as Executive Vice President and Chief Financial Officer in September 2000.

(e)	Mr. Donkin became an executive officer of the Company in February 2001 when he was appointed Division President-Internet Ticketing Group.

(f)	Mr. Goodhart became an executive officer of the Company in February 2001 when he was appointed Division President-International Group.

(g)	Represents life and medical insurance premiums paid by the Company.

Option Grants

      The following table sets forth certain information concerning grants of options to the Named Executive Officers of the Company during the 2001 Fiscal Year. No stock appreciation rights were granted to the Named Executive Officers during the 2001 Fiscal Year.

Option Grants During Year Ended December 31, 2001

	Individual Grants

			% of Total			Potential Realizable Value
	Numbers of		Options			At Assumed Annual Rates
	Securities		Granted to			of Stock Appreciation
	Underlying		Employees	Exercise		for Option Term ($)(f)
	Options		in Fiscal	Price Per	Expiration
Name	Granted(#)(a)		Year	Share($)(e)	Date	5%	10%

Ronald Bension	600,000	(b)	58.5%	$2.79	12/18/11	$2,726,769	$4,341,923
W. Thomas Gimple	62,500	(c)	6.1%	5.50	03/07/11	559,935	891,601
	30,000	(c)	2.9%	2.79	12/18/11	136,338	217,098
Mardan M. Afrasiabi	27,500	(c)	2.7%	5.50	03/07/11	246,372	392,304
	55,555	(d)	5.4%	2.79	12/18/11	252,475	402,026
Eric P. Bauer	27,500	(c)	2.7%	5.50	03/07/11	246,372	392,304
	55,555	(d)	5.4%	2.79	12/18/11	252,475	402,026
Andrew W. Donkin	27,500	(c)	2.7%	5.50	03/07/11	246,372	392,304
	55,555	(d)	5.4%	2.79	12/18/11	252,475	402,026
Christopher Goodhart	15,000	(c)	1.5%	5.50	03/07/11	134,384	213,986

(a)	All such options, except those to acquire 544,445 shares granted to Mr. Bension under the 2001 Stock Option Plan, were granted under the Tickets.com 2001 Stock Option Plan. All such options were granted for a term of 10 years, subject to earlier termination in connection with events related to a termination of employment. To the extent not already exercisable, the options generally become exercisable upon a sale of assets, a merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company’s assets or 50% (46% in the case of Mr. Bension) or more of the Company’s outstanding voting stock.

(b)	25% of such options vested immediately upon grant and the balance vest in equal quarterly installments over four years. Upon an involuntary termination of Mr. Bension’s employment without cause or a resignation for good reason, all options which would have otherwise vested over the following 18 months will vest immediately and remain exercisable for a period of 12 months following such termination, unless such termination occurs within 24 months following a corporate transaction or change in control of the Company in which event Mr. Bension will have a period of 18 months following termination to exercise his options. Upon an involuntary termination of Mr. Bension’s employment as a result of his death or disability, all options which would have otherwise vested over the following 12 months will vest immediately and remain exercisable for a period of 12 months following such termination.

(c)	All such options vest in equal quarterly installments over four years. Upon an involuntary termination of the executive officer’s employment without cause, as a result of his disability or a resignation for good reason, his options will immediately vest as to 50% of the unvested option shares.

(d)	50% of such options vested immediately on grant with the balance vesting in equal quarterly installments over four years. Upon an involuntary termination of the executive officer’s employment without cause, as a result of his disability or a resignation for good reason, his options will immediately vest as to 50% of the unvested option shares. In addition, in the event of an involuntary termination of the executive officer’s employment without cause or as a result of his disability, he will have 12 months following such termination to exercise his options.

(e)	All options were granted at the fair market value of the Common Stock on the date of grant. Fair market value was the closing selling price of the Common Stock on the Nasdaq National Market on the date of grant.

(f)	Sets forth potential option gains based on assumed annualized rates of stock price appreciation (compounded annually) from the exercise price through the full term of the grant, with appreciation determined as of the expiration date. The 5.0% and 10.0% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission, and do not represent the Company’s estimate or projection of future Common Stock prices. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from those option grants.

Option Exercises and Holdings

      The following table sets forth information regarding option exercises by the Named Executive Officers during the 2001 Fiscal Year and held by them on December 31, 2001:

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year End Option Values

					Value of
			Number of		Unexercised
			Securities Underlying		In-the-Money
			Unexercised Options		Options
			at Fiscal Year		at Fiscal Year
			End(#)		End($)(a)
	Shares Acquired	Value
Name	on Exercise(#)	Realized($)	Vested	Unvested	Vested	Unvested

Ronald Bension	100,000	–0–	49,994	450,006	–0–	–0–
W. Thomas Gimple	—	—	190,059	194,802	–0–	–0–
Mardan M. Afrasiabi	—	—	40,156	102,968	–0–	–0–
Eric P. Bauer	—	—	17,810	93,370	–0–	–0–
Andrew W. Donkin	—	—	19,105	98,326	–0–	–0–
Christopher Goodhart	—	—	5,849	18,040	–0–	–0–

(a)	Represents the difference between the fair market value of the shares underlying such option at fiscal year-end ($2.25 per share) and the exercise price of such option.

Employment and Severance Arrangements

      In December 2001, the Company and Mr. Bension entered into an employment agreement. This agreement provides Mr. Bension with a minimum base salary of $400,000, requires the Company to contribute to a supplemental retirement plan for the benefit of Mr. Bension on each of the first five anniversaries of the employment agreement amounts beginning at $50,000 on the first anniversary and increasing to $150,000 on the fifth anniversary, and provides that Mr. Bension is eligible to receive an annual bonus of up to 50% of his base salary based on the achievement of performance goals set by the Board of Directors. In addition, the agreement provides other benefits during its term and upon the termination of the employment of Mr. Bension. If the Company terminates Mr. Bension’s employment without cause, or if Mr. Bension terminates his employment voluntarily for good reason, then Mr. Bension is entitled to 18 months of salary, immediate vesting of all unvested options which would have vested had he continued his employment for an additional 18 months, the right to exercise all vested options for a period of 12 months following such termination and, if such termination occurs after December 2002, continuation of the contributions to the supplemental retirement plan as if Mr. Bension had continued as an employee of the Company for an additional 18 months. If Mr. Bension’s employment is terminated due to his death or disability, he is entitled to 12 months of salary, immediate vesting of all options which would have vested had he continued as an employee for another 12 months, and the right to exercise all vested options for 12 months following such termination. If Mr. Bension is terminated without cause, or he terminates his employment for good reason within 24 months following a corporate transaction or change in control, he would have a period of 18 months following such termination to exercise his options.

      In April 2000, September 2000 and November 2000, the Company entered into employment agreements with Messrs. Donkin, Bauer and Afrasiabi, respectively. These agreements provide Mr. Donkin with a minimum base salary of $150,000, Mr. Bauer with a minimum base salary of $200,000 and Mr. Afrasiabi with a minimum base salary of $175,000. Messrs. Donkin, Bauer and Afrasiabi currently have base salaries of $200,000, $220,000 and $200,000, respectively. In addition, each agreement provides other benefits during its term and upon the termination of the employment of the executive. If the Company terminates the executive’s employment without cause or as a result of disability, or if the executive terminates his employment voluntarily for good reason, the executive is entitled to immediate vesting of 50% of all unvested options, the right to exercise all vested options for 12 months following such termination and 12 months of salary, in the case of termination without cause, or 6 months of salary, in the case of termination as a result of disability or for good reason. Each of these agreements also provides for immediate vesting of all unvested options following a change in control or corporate transaction. If within 24 months following a change in control or corporate transaction the Company terminates the employment of the executive as a result of disability, or the executive terminates his employment voluntarily for good reason, the executive is entitled to 12 months of salary.

      Each of the above employment agreements also includes provisions regarding the protection of confidential information of the Company, non-solicitation of other employees of the Company, and indemnification of the executives by the Company.

      In March 2002, the Company and Mr. Gimple entered into a separation and consulting agreement. This agreement provides that Mr. Gimple will continue to receive his salary of $275,000, and the Company will continue to pay the premiums on an insurance policy for Mr. Gimple up to a maximum of $8,500 per year ,through June 30, 2003. Mr. Gimple will also be paid the sum of $100,000 for consulting services to be provided to the Company during the period from March 31, 2002 through June 30, 2003. In addition, all of Mr. Gimple’s outstanding options will continue to vest during the period from March 31, 2002 through June 30, 2003 and on June 30, 2003, provided that Mr. Gimple has satisfied all of his obligations under this agreement, all of his outstanding options will vest and remain exercisable until June 30, 2004. This agreement also includes provisions regarding the protection of confidential information of the Company and a general release of the Company by Mr. Gimple.

Compensation Committee Interlocks and Insider Participation

      The Board of Directors established the Compensation Committee in December 1997. During the 2001 Fiscal Year, Messrs. Sinacori, Sym-Smith and Davies each served on the Compensation Committee. Messrs. Sinacori and Sym-Smith served for the full 2001 Fiscal Year and Mr. Davies served from August 1, 2001 through December 17, 2001. None of these individuals was an officer or employee of the Company at any time during the 2001 Fiscal Year or at any other time. Mr. Sinacori is a trustee of International Capital Partners, Inc., Profit Sharing Trust, which acquired shares of the Company’s Series F Preferred Stock in June 2001. This transaction is more fully discussed in this Proxy Statement under “Related Party Transactions.”

      No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Board Compensation Committee Report on Executive Compensation

      It is the duty of the Compensation Committee to review and determine, or recommend to the Board for its approval, the salaries and bonuses of executive officers of the Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also has the authority to make discretionary option grants to the Company’s executive officers under the Company’s 1999 SIP.

      The Compensation Committee believes that the compensation programs for the Company’s executive officers should reflect the Company’s performance and the value created for the Company’s stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company’s success. The Company is engaged in a very competitive industry, and the Company’s success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

      General Compensation Policy. The Compensation Committee’s policy is to provide the Company’s executive officers with compensation opportunities which are based upon their personal performance, the financial performance of the Company and their contribution to that performance and which are competitive enough to attract and retain highly skilled individuals. Each executive officer’s compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance, (ii) variable performance awards payable in cash and tied to the Company’s achievement of financial performance or other goals and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company’s stockholders. As an officer’s level of responsibility increases, a greater proportion of his or her total compensation will be dependent upon the Company’s financial performance and stock price appreciation rather than base salary.

      Factors. The principal factors that were taken into account in establishing each executive officer’s compensation package for the 2001 Fiscal Year are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

      Base Salary. The base salary for each executive officer was established on the basis of each individual’s personal performance and internal alignment levels at or slightly below the median of the estimated base salary levels paid for similar positions at peer companies to reflect the fact that each executive officer’s overall compensation is composed of a significant equity interest in the Company. The philosophy behind this strategy was to have a substantial portion of each executive officer’s total compensation tied to the Company’s performance and stock price appreciation in order to create a greater incentive to create value for the Company’s stockholders. The Company has entered into employment agreements with each of its executive officers establishing a minimum base salary level. Based upon an increase in responsibilities following the resignation of the Company’s President, in early 2001 the base salaries of the Company’s executive officers, other than the Chief Executive Officer, were increased.

      Incentives. Incentive bonuses for executive officers may be established at the discretion of the Committee. Based upon the Company’s performance during the 2001 Fiscal Year, no such bonuses were awarded.

      Long Term Incentives. Generally, stock option grants are made annually to each of the Company’s executive officers. Each grant is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company’s Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in a series of installments over a four-year period, contingent upon the officer’s continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by the Company during the vesting period, and then only if the market price of the shares appreciates over the option term.

      The size of the option grant to each executive officer, including the Chief Executive Officer, is set at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with the Company, the individual’s personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual. The Compensation Committee has established certain guidelines with respect to the option grants made to the executive officers, but has the flexibility to make adjustments to those guidelines at its discretion.

      CEO Compensation. In setting the total compensation payable to Mr. Gimple for the 2001 Fiscal Year, the Compensation Committee sought to make that compensation competitive with the compensation paid to other chief executive officers similarly situated, while at the same time assuring that a significant percentage of compensation was tied to Company performance and stock price appreciation.

      The Compensation Committee last adjusted Mr. Gimple’s base salary in October 1998 with the objective of maintaining his base salary at a competitive level when compared with the base salary levels in effect for similarly situated chief executive officers. With respect to Mr. Gimple’s base salary, it was the Compensation Committee’s intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors. For the 2001 Fiscal Year, Mr. Gimple’s base salary was estimated to be approximately at or slightly below the median of the base salary levels of other chief executive officers at peer companies.

      The remaining components of Mr. Gimple’s 2001 Fiscal Year compensation, however, were primarily dependent upon corporate performance. Stock options were awarded to Mr. Gimple in 2001 in order to provide him with an equity incentive to continue contributing to the financial success of the Company. The options will have value for Mr. Gimple only if the market price of the underlying option shares appreciates over the market price in effect on the date the grant was made. Mr. Gimple was not awarded any cash incentive bonus for the 2001 Fiscal Year.

      In December 2001, Mr. Bension was appointed the Company’s Chief Executive Officer and he entered into an employment agreement with the Company. See “Employment and Severance Arrangements.” Mr. Bension’s employment agreement was approved after reviewing competitive compensation data for similarly situated companies and after an extensive discussion of Mr. Bension’s qualifications. Given Mr. Bension’s qualifications and the deterioration in the Company’s performance at the time, Mr. Bension’s base salary was established at a level estimated to be approximately at or slightly above the median of the base salary levels of other chief executive officers at peer companies. Consistent with the Company’s compensation philosophy, Mr. Bension was also granted stock options in connection with joining the Company in order to provide him with an equity incentive. The options will have value for Mr. Bension only if the market price of the underlying option shares appreciates over the market price in effect on the date the grant was made. Mr. Bension was not awarded any cash incentive bonus for the 2001 Fiscal Year.

      Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance based compensation paid to the Company’s executive officers for the 2001 Fiscal Year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the Company’s executive officers for fiscal 2002 will exceed that limit. The Company’s 1999 SIP has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. However, the grant of options to acquire up to 544,445 shares of the Company’s Common Stock to Mr. Bension under the Company’s 2001 Stock Option Plan was not similarly structured due to time constraints and, therefore, any compensation paid in connection with the exercise of such options will be subject to the $1 million limitation. The Company has a policy that, where reasonably practicable, it will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of Section 162(m).

      It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company’s performance and the interests of the Company’s stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

      Submitted by the Compensation Committee of the Company’s Board of Directors:

Nicholas E. Sinacori

Ian Sym-Smith

April 25, 2002

TICKETS.COM, INC.

AUDIT COMMITTEE REPORT

      The Audit Committee role is to act on behalf of the Board of Directors in the oversight of all aspects of the Company’s financial reporting, internal control and audit functions. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for fiscal year 2001 with management.

      The Audit Committee also reviewed with Arthur Andersen LLP, the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1. The Audit Committee has also considered whether the provision of non-audit services by Arthur Andersen & Co. is compatible with their independence.

      The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

The Audit Committee of
the Board of Directors

Braden R. Kelly
Nicholas E. Sinacori
C. Ian Sym-Smith

April 25, 2002

FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

      The aggregate fees billed for professional services rendered by Arthur Andersen LLP for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in the Company’s Form 10-Qs for such fiscal year were approximately $348,500.

Financial Information Systems Design and Implementation Fees

      No fees were billed for professional services rendered by Arthur Andersen LLP for financial information systems design and implementation services for the fiscal year ended December 31, 2001.

All Other Fees

      The aggregate fees billed for services rendered by Arthur Andersen LLP, other than the services referred to above, for the fiscal year ended December 31, 2001 were approximately $33,000.

STOCK PRICE PERFORMANCE GRAPH

      The graph set forth below compares cumulative total return on the Company’s Common Stock with the cumulative total return of the Nasdaq Stock Market (U.S.) Index, the Dow Jones U.S. Consumer Services Index and the AMEX Internet Holders Index resulting from an initial assumed investment of $100 in each and assuming the reinvestment of any dividends, for the period beginning on the date of the Company’s initial public offering of the common stock on November 4, 1999 and ending on December 31, 2001. The Company has elected to replace the Dow Jones U.S. Consumer Services Index with the AMEX Internet Holders Index, beginning next year, as the Company believes it more accurately reflects its line of business.

COMPARISON OF 26-MONTH CUMULATIVE TOTAL RETURN

AMONG TICKETS.COM, INC.
THE NASDAQ STOCK MARKET (U.S.) INDEX, DOW JONES U.S. CONSUMER
SERVICES INDEX AND AMEX INTERNET HOLDERS INDEX

	11/4/99	12/99	12/00	12/01

Tickets.com, Inc.	$100.00	$74.35	$1.46	$1.46
NASDAQ Stock Market (U.S.)	100.00	133.16	80.84	63.82
Dow Jones U.S. Consumer Services Index	100.00	133.02	45.62	71.92
AMEX Internet Holders Index	100.00	147.00	33.20	29.51

Note: Past or present stock performance is not necessarily indicative of future stock performance.

RELATED PARTY TRANSACTIONS

      The Company has entered into employment agreements with each of its executive officers and a separation and consulting agreement with its former chief executive officer as described in this Proxy Statement under “Executive Compensation and Other Information — Employment and Severance Arrangements.”

Officer Loan Transaction

      In December 2001, in connection with Ronald Bension joining the Company as its Chief Executive Officer, the Company entered into a secured full recourse promissory note and a pledge agreement with Mr. Bension to provide him with a $278,978 loan to acquire 100,000 shares of the Company’s Common Stock through the exercise of a stock option granted concurrently therewith. The promissory note bears interest at a fixed rate of 5% per annum on the unpaid balance of the loan. The principal is due and payable on December 18, 2004, and interest is payable annually on each of the first three anniversaries of the note. The note is pre-payable without penalty. Under the pledge agreement, Mr. Bension has granted the Company a security interest in the 100,000 shares of Company Common Stock he owns and it precludes Mr. Bension from selling or transferring these securities without the Company’s prior consent.

Series F Preferred Stock Transaction

      In June 2001, the Company sold 10,833,000 shares of its Series F Preferred Stock and in August 2001, the Company sold an additional 17,500,000 shares of its Series F Preferred Stock. The Series F Preferred Stock was sold pursuant to the terms of a stock purchase agreement to a group of investors for an aggregate purchase price of approximately $17,000,000 or $0.60 per share. Of such shares, an aggregate of 17,500,000 were sold to investment entities affiliated with General Atlantic Partners, LLC, 833,336 shares were sold to International Capital Partners, Inc., Profit Sharing Trust, 1,666,664 shares were sold to Ardara, Inc. and an aggregate of 5,000,000 shares were sold to Zesiger Capital Group, LLC, as an agent for certain other parties whose discretionary accounts are managed by Zesiger. Investment entities affiliated with General Atlantic Partners, LLC, Ardara and Zesiger each own in excess of 5% of an outstanding class of the Company’s capital stock. Mr. Braden R. Kelly, a director of the Company, is a managing member of General Atlantic Partners, LLC. Mr. Nicholas E. Sinacori, a director of the Company, is a trustee of the International Capital Partners, Inc., Profit Sharing Trust.

      The Series F Preferred Stock ranks senior to the Company’s Common Stock. If the Company pays dividends on its Common Stock then the holders of the Series F Preferred Stock will receive the same dividends as if their shares of Series F Preferred Stock were converted into Common Stock. In addition, the Company will pay cumulative dividends on the Series F Preferred Stock at the rate of nine percent per year of the Series F Accreted Value (as defined below), less any cash dividends paid to the holders of the Series F Preferred Stock because of a dividend paid on the Common Stock as described in the second sentence of this paragraph. The cumulative dividends accrue and compound quarterly whether or not declared by the Board of Directors. “Series F Accreted Value” means $0.60 plus the amount of any accrued dividends.

      Each share of Series F Preferred Stock is convertible at the option of the holders of the Series F Preferred Stock into shares of Common Stock at a conversion ratio equal to the Series F Accreted Value divided by $0.60, subject to antidilution adjustments as described below (the “Series F Conversion Price”). Approximately every 3.93 shares of Series F Preferred Stock are currently convertible into one share of Common Stock.

      The Company has the right (subject to the vote of the holders of the Series G Preferred Stock as described below) to redeem the Series F Preferred Stock as follows:

      (1) If on any date after June 23, 2003, but prior to June 23, 2004, the average trading price of our Common Stock (as reported on Nasdaq or some other major stock exchange on which our stock then trades) for the ninety consecutive trading days immediately prior to the date in question (the “Average Trading Price”), is equal to or greater than 200% of the Series F Conversion Price, the Company will have the right to redeem in cash all, but not less than all, of the outstanding shares of the Series F Preferred Stock at a price per share (the “Redemption Price”) equal to the greater of (a) the Series F Accreted Value on such date or (b) the average trading price of the Common Stock for the twenty consecutive trading days immediately prior to the redemption date multiplied by the number of shares of the Common Stock into which the Series F Preferred Stock is then convertible.

      (2) If on or after June 23, 2004, but prior to June 23, 2005, the Average Trading Price is equal to or greater than 250% of the Series F Conversion Price, the Company has the right to redeem in cash all outstanding shares of the Series F Preferred Stock at the Redemption Price.

      (3) If on or after June 23, 2005, but prior to June 23, 2006, the Average Trading Price is equal to or greater than 300% of the Series F Conversion Price, the Company has the right to redeem in cash all outstanding shares of Series F Preferred Stock at the Redemption Price.

      On June 23, 2006, each then outstanding share of Series F Preferred Stock will automatically convert into the right to receive a cash payment equal to the Redemption Price.

      Any holder of the Series F Preferred Stock may convert its shares of Series F Preferred Stock until the Company has paid the Redemption Price.

      In the event of the Company’s liquidation, dissolution or winding up, each holder of Series F Preferred Stock will be entitled to be paid for each share of Series F Preferred Stock an amount equal to the Series F Accreted Value (the “Series F Participation Payment”) and will receive the number of shares of Common Stock to which such share of Series F Preferred Stock is convertible at such time.

      In the event of a merger or consolidation of the Company or a sale of the Company’s voting stock or its assets, each holder of Series F Preferred Stock will be paid for each share of Series F Preferred Stock an amount equal to the Series F Participation Payment and the Series F Preferred Stock will automatically convert into the number of shares of Common Stock to which such share of Series F Preferred Stock is convertible at such time.

      The holders of the Series F Preferred Stock have the right to vote, on an as converted basis, on all matters that require a vote of the Common Stock. In addition, as long as at least fifty percent of the Series F Preferred Stock remains outstanding, the following actions require the approval of the holders of a majority of then outstanding Series F Preferred Stock: (i) any modification or amendment to the Company’s Certificate of Incorporation or Bylaws that would affect the rights, preferences, powers and privileges of the Series F Preferred Stock; (ii) the issuance or authorization of any additional capital stock or options to acquire shares of capital stock or any increase or decrease in the authorized number of shares of Series F Preferred Stock; (iii) the redemption for cash of any capital stock that is junior or equal to the Series F Preferred Stock; (iv) the declaration or payment of any dividends or other distributions on any capital stock that is junior or equal to the Series F Preferred Stock; (v) a liquidation or any sale or merger; (vi) any action resulting in a deemed dividend under section 305 of the Internal Revenue Code; (vii) the assumption or issuance of debt in excess of $3.0 million; (viii) capital expenditures in excess of $1.5 million individually or $4.0 million in the aggregate during any twelve-month period, or $1.0 million not included in the annual operating budget; (ix) any material change in the Company’s accounting methods or policies; and (x) any change in the number of directors constituting the Board of Directors. As long as affiliates of General Atlantic Partners, LLC own at least a majority of the outstanding shares of Series F Preferred Stock, the holders of the Series F Preferred Stock have the right to elect three directors to the Company’s Board of Directors.

      The holders of the Series F Preferred Stock are entitled to customary antidilution rights including, adjustments for stock splits, stock dividends and other structural changes. In addition, if the Company issues Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (“New Issue Price”) less than the Series F Conversion Price then in effect, the Series F Conversion Price will be adjusted to equal the New Issue Price.

      At the time of the sale of the Series F Preferred Stock, the Company and the purchasers entered into a registration rights agreement which gave the purchasers one demand registration right for an underwritten offering and customary “piggy-back” and “shelf” registration rights in both primary and secondary offerings. In connection with the sale of the Series G Preferred Stock the Company expects that it and the purchasers of the Series F Preferred Stock will enter into the new registration rights agreement as described below.

Series G Preferred Stock Transaction

      In March 2002, the Company sold 8,474,576 shares of its Series G Preferred Stock. The Company also sold warrants (the “Warrants”) to purchase 1,800,000 shares of its Common Stock, at an exercise price of $2.36 per share. The Series G Preferred Stock and Warrants were sold pursuant to the terms of a stock purchase agreement to investment entities affiliated with General Atlantic Partners, LLC, for an aggregate purchase price of $20,000,000. Investment entities affiliated with General Atlantic Partners, LLC own in excess of 5% of each outstanding class of the Company’s capital stock. Mr. Braden R. Kelly, a director of the Company, is a managing member of General Atlantic Partners, LLC.

      The Warrants are exercisable at any time by delivery to the Company of a duly executed exercise form and payment of the exercise price.

      The Series G Preferred Stock ranks senior to the Company’s Common Stock and the Series F Preferred Stock. If the Company pays dividends on its Common Stock then the holders of the Series G Preferred Stock will receive such dividends as if their shares of Series G Preferred Stock were converted into Common Stock. In addition, the Company will pay cumulative dividends on the Series G Preferred Stock at a rate of nine percent per year of the Series G Accreted Value (as defined below), minus any cash dividends paid to the holders of the Series G Preferred Stock because of a dividend paid on the Common Stock as described in the second sentence of this paragraph. The cumulative dividends will accrue and compound and quarterly whether or not declared by the Company’s Board of Directors. “Series G Accreted Value” means $2.36 plus the amount of any accrued and unpaid dividends.

      Each share of Series G Preferred Stock is convertible at the option of the holders of the Series G Preferred Stock into shares of Common Stock at a conversion ratio equal to the Series G Accreted Value divided by $2.36, subject to antidilution adjustments as described below (the “Series G Conversion Price”). In addition, if the holders of the Series G Preferred Stock convert the Series G Preferred Stock after March 25, 2004, such holders will receive an additional amount equal to the Series G Liquidation Payment (as defined below) for each shares of Series G Preferred Stock converted, payable at the election of a majority of the holders of the Series G Preferred Stock in either cash or shares of Common Stock. This additional amount is payable only with respect to a maximum of 2,824,858 shares if converted prior to March 25, 2005 and a maximum of 5,649,717 shares if converted prior to March 25, 2006.

      On March 25, 2007, the Company will automatically redeem all of the shares of Series G Preferred Stock in cash, at a redemption price per share equal to the greater of the Series G Liquidation Payment (as defined below) calculated on such date or the average trading price of one share of the Common Stock on each of the twenty consecutive trading days ending on and including the trading day prior to such date.

      In the event of a merger or consolidation of the Company or a sale of the Company’s voting stock or its assets or the Company’s liquidation, dissolution or winding up, each holder of Series G Preferred Stock will be entitled to the following: (i) to be paid for each share of Series G Preferred Stock an amount equal to the Participation Factor (as hereinafter defined) times the Series G Accreted Value at the time of such event (such product, the “Series G Liquidation Payment”), and (ii) to receive the number of shares of Common Stock to which such share of Series G Preferred Stock is convertible upon the closing of such event. “Participation Factor” means two, but will be reduced to one in the case of a merger or sale if the Participation Reduction Amount (as hereinafter defined) is greater than two times the Series G Conversion Price. “Participation Reduction Amount” means a fraction, (A) the numerator of which is the aggregate consideration paid to the holders of our capital stock in such sale or merger minus the aggregate Series G Accreted Value on the closing date of such sale or merger minus the amount of the Series F Participation Payment and (B) the denominator of which is the aggregate number of outstanding shares of Common Stock assuming the conversion of the Series G Preferred Stock, the Series F Preferred Stock and all other securities convertible into shares of Common Stock immediately prior to the closing date of such sale or merger.

      The holders of the Series G Preferred Stock have the right to vote, on an as converted basis, on all matters that require a vote of the Common Stock. In addition, the following actions require the approval of the holders of a majority of the outstanding Series G Preferred Stock: (i) any modification or amendment to the Company’s Certificate of Incorporation or Bylaws that would affect the rights, preferences, powers and privileges of the Series G Preferred Stock; (ii) the issuance or authorization of any additional capital stock or options to acquire shares of capital stock; (iii) the redemption for cash of any capital stock that is junior or equal to the Series G Preferred Stock; (iv) the declaration or payment of any dividends or other distributions on any capital stock that is junior or equal to the Series G Preferred Stock; (v) a liquidation or any sale or merger; (vi) any action resulting in a deemed dividend under section 305 of the Internal Revenue Code;

(vii) the assumption or issuance of debt in excess of $3.0 million; (viii) capital expenditures in excess of $1.5 million individually or $4.0 million in the aggregate during any twelve-month period, or $1.0 million not included in the annual operating budget; (ix) any material change in the Company’s accounting methods or policies; and (x) any change in the number of directors constituting the Board of Directors. As long as affiliates of General Atlantic Partners, LLC own at least a majority of the outstanding shares of Series G Preferred Stock, the holders of Series G Preferred Holders have the right to elect two directors of our Board of Directors.

      The holders of the Series G Preferred Stock are entitled to customary antidilution rights including, adjustments for stock splits, stock dividends and other structural changes. In addition, if the Company issues Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (“New Issue Price”) less than the Series G Conversion Price then in effect, the Series G Conversion Price shall be adjusted to equal the New Issue Price.

      Under an Amended and Restated Registration Rights Agreement with the Company, entities affiliated with General Atlantic Partners, LLC have two demand registration rights for an underwritten offering, and the Series F Preferred Stock purchasers have customary “piggy-back” registration rights in both primary and secondary offerings (i.e., a right to participate in registrations initiated by the Company or other of the Company’s stockholders).

$1 Million Loan

      In March 2002, the Company entered into a letter agreement with General Atlantic Partners 74, L.P. (“GAP 74”) pursuant to which GAP 74 loaned $1 million to the Company in exchange for the issuance by the Company of a senior promissory note in favor of GAP 74. The promissory note was in the principal amount of $1 million and accrued interest at a rate of nine percent per year. The promissory note was due and payable on April 15, 2002. On March 25, 2002, the Company sold the shares of its Series G Preferred Stock as described above and the Company used a portion of the proceeds from such sale to satisfy the Company’s debt to GAP 74 pursuant to the promissory note. Mr. Braden R. Kelly, a director of the Company, is a managing member of General Atlantic Partners, LLC, the general partner of GAP 74.

Advertising and Distribution Agreement

      In connection with an equity investment of $55 million in the Company in August 1999, Excite, Inc. entered into a letter of intent with the Company, providing for certain services to be performed by Excite and certain other services to be performed by the Company. In connection with its investment, Excite entered into a content and distribution agreement with the Company. Under this agreement, the Company agreed to integrate its event information and ticket purchasing capabilities on web sites of Excite and its affiliates. Pursuant to the letter of intent and in conjunction with Excite’s equity investment, the Company paid Excite $25 million for content, advertising and distribution, and was required to pay other additional fees to Excite over a period of three years. Excite was subsequently acquired by At-Home Corporation.

      In August 2001, At-Home Corporation sold the shares of the Company’s Common Stock originally acquired by Excite and it ceased to be a holder of 5% or more of any class of the Company’s equity securities. In September 2001, At-Home Corporation and its subsidiaries filed a petition for relief under Chapter 11 of the United States Bankruptcy Court which, in effect, suspended the terms of the Company’s agreement with them and the respective obligations of the parties to each other.

      In fiscal 2001, the Company recognized a total of $625,000 in advertising revenue from At-Home Corporation. The Company also recognized $1,847,000 in expense related to this agreement for the same period. In addition, as a result of a change in the Company’s business strategy and At-Home Corporation’s financial difficulties, the Company wrote off the $16.4 million remaining prepaid amount.

      As a result of a change in our business strategy and Excite’s financial difficulties, the Company wrote off $16.4 million representing the remaining balance of the original $25 million prepaid.

      All future transactions between the Company and its officers, directors, principal stockholders and affiliates will be approved by a majority of the independent and disinterested members of the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company’s outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 which require them to file reports with respect to their ownership of the Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports which the Company received from such persons for their 2001 Fiscal Year transactions in the Common Stock and their Common Stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 2001 Fiscal Year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its directors, executive officers and greater than ten percent beneficial owners.

APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has not yet selected the Company’s independent public auditors for the year ending December 31, 2002. The Board of Directors will make its selection after the Audit Committee has reviewed audit proposals for the year. After its review, the Audit Committee will recommend independent public auditors for fiscal 2002 to the Board, which will make the final selection. The Audit Committee is expected to make a recommendation in the near future. Arthur Andersen LLP was the independent public auditor for the Company for the fiscal year ended December 31, 2001. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires to do so, and will be available to respond to appropriate questions.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Proposals of stockholders of the Company that are intended to be presented by such stockholders at next year’s Annual Meeting must be received no later than January 2, 2003, in order that they may be included in the proxy statement and form of proxy relating to that meeting. The Bylaws of the Company require that all nominations for persons to be elected directors at a meeting of stockholders, other than those made by the Board of Directors, and all business to be brought before a meeting by a stockholder, must be made by written notice to the Secretary of the Company and received at the principal executive offices of the Company at least 120 days prior to the date of the meeting.

ANNUAL REPORT

      A copy of the Annual Report of the Company for the 2001 Fiscal Year has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

FORM 10-K

      The Company filed an Annual Report on Form 10-K with the Securities and Exchange Commission on April 1, 2002. Stockholders may obtain a copy of this report, without charge, by writing to Investor Relations at the Company’s principal executive offices located at 555 Anton Boulevard, 11th Floor, Costa Mesa, California 92626.

THE BOARD OF DIRECTORS OF TICKETS.COM, INC.

Dated: May 2, 2002

APPENDIX A

TICKETS.COM, INC.

AMENDED AND RESTATED
1999 STOCK INCENTIVE PLAN

(Amended and Restated as of April 25, 2002
and approved by the Stockholders as of June 12, 2002)

ARTICLE ONE

GENERAL PROVISIONS

     I. PURPOSE OF THE PLAN

          This Amended and Restated 1999 Stock Incentive Plan is intended to promote the interests of Tickets.com, Inc., a Delaware corporation, by providing eligible persons in the Corporation’s service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

          Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II. STRUCTURE OF THE PLAN

          A. The Plan shall be divided into five separate equity incentives programs:

(a) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

(b) the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

(c) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

(d) the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at designated intervals over their period of continued Board service, and

(e) the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special stock option grant.

          B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

     III. ADMINISTRATION OF THE PLAN

          A. The Board and the Primary Committee shall have concurrent authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. However, at the Board’s discretion, this authority may be vested in the Special Option Grant Committee. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Primary Committee, a Secondary Committee, the Special Option Grant Committee, or the Board may retain the power to administer those programs with respect to all such persons.

          B. Members of the Primary Committee, Secondary Committee and Special Option Grant Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee or the Special Option Grant Committee and reassume all powers and authority previously delegated to such committee or transfer it to the Primary Committee.

          C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any stock option or stock issuance thereunder.

          D. The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

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          E. Service on the Primary Committee, any Secondary Committee or the Special Option Grant Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee, the Secondary Committee or Special Option Grant Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

          F. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

     IV. ELIGIBILITY

          A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

(i) Employees,

(ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

          C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when the issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

          D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

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          E. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Underwriting Date, whether through appointment by the Board or election by the Corporation’s stockholders, and (ii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

          F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

     V. STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 3,086,371 shares. Such reserve shall consist of the 1,313,289 shares initially reserved under the Plan, the 250,006 share increase automatically effected on January 3, 2000, the 259,340 share increase automatically effected on January 2, 2001, the 263,736 share increase automatically effected on January 2, 2002 and the 1,000,000 share increase approved by the stockholders on June 12, 2002.

          B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan by an amount equal to three and one-half percent (3 1/2%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 277,777 shares.

          C. No one person participating in the Plan may receive stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year.

          D. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation at the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be

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withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under Section IV of Article Two, Section III of Article Three, Section II of Article Five or Section III of Article Six of the Plan shall not be available for subsequent issuance under the Plan.

          E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan, (v) the number and/or class of securities and exercise price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan and (vi) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B of this Article One. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

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ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

     I. OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          A. Exercise Price.

               1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

               2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Seven and the documents evidencing the option, be payable in one or more of the forms specified below:

(i) cash or check made payable to the Corporation,

(ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

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     C. Effect of Termination of Service.

               1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option.

(iii) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under this Article Two, then all those options shall terminate immediately and cease to be outstanding.

(iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

               2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more

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additional installments in which the Optionee would have vested had the Optionee continued in Service.

          D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

          E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

          F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee’s death. Non-Statutory Options shall be subject to the same restriction, except that a Non-Statutory Option may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family or to a trust established exclusively for one or more such family members or to Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

     II. INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

          A. Eligibility. Incentive Options may only be granted to Employees.

          B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more

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options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          C. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

     III. CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. However, an outstanding option shall not become exercisable on such an accelerated basis if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

          B. All outstanding repurchase rights shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum

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number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year and (iv) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

          E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of such Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock, whether or not those options are to be assumed in the Corporate Transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall not be assignable in connection with such Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated rights shall thereupon vest in full.

          F. The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall become exercisable for all the shares of Common Stock at the time subject to those options in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

          G. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Change in Control, become exercisable for all the shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Change in Control, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options

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          under the Discretionary Option Grant Program and the termination of one or more of the Corporation’s outstanding repurchase rights under such program upon the subsequent termination of the Optionee’s Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control.

          H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.

          I. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV. CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or a different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

     V. STOCK APPRECIATION RIGHTS

          A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

          B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

(i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

(ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of

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Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

(iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

          C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

(i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

(ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock at the time subject to such option (whether or not the option is otherwise at that time exercisable for those shares) over (B) the aggregate exercise price payable for those shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

(iii) At the time such limited stock appreciation right is granted, the Plan Administrator shall pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

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ARTICLE THREE

SALARY INVESTMENT OPTION GRANT PROGRAM

     I. OPTION GRANTS

          The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for such calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). Each individual who files such a timely authorization shall automatically be granted an option under the Salary Investment Option Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect.

     II. OPTION TERMS

          Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

          A. Exercise Price.

               1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

               2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

X = A ÷ (B x 66-2/3%), where

X is the number of option shares,

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A is the dollar amount of the reduction in the Optionee’s base salary for the calendar year to be in effect pursuant to this program, and

B is the Fair Market Value per share of Common Stock on the option grant date.

          C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee’s completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

          D. Effect of Termination of Service. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee’s cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the designated beneficiary or beneficiaries of the option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee’s cessation of Service. However, the option shall, immediately upon the Optionee’s cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     III. CORPORATE TRANSACTION/ CHANGE IN CONTROL/ HOSTILE TAKE-OVER

          A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed and shall remain exercisable for the fully vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Service.

          B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant

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Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Service, (iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

          C. Upon the occurrence of a Hostile Take-Over while the Optionee remains in Service, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The Primary Committee shall, at the time the option with such limited stock appreciation right is granted under the Salary Investment Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Primary Committee or the Board shall be required at the time of the actual option surrender and cash distribution.

          D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Salary Investment Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

          E. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV. REMAINING TERMS

          The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

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ARTICLE FOUR

STOCK ISSUANCE PROGRAM

     I. STOCK ISSUANCE TERMS

          Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or the satisfaction of specified Service requirements.

     A. Purchase Price.

               1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

               2. Subject to the provisions of Section I of Article Seven, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i) cash or check made payable to the Corporation, or

(ii) past services rendered to the Corporation (or any Parent or Subsidiary).

     B. Vesting Provisions.

               1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or the satisfaction of specified Service requirements.

               2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s

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receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

               3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

               4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

               5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

               6. Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals or Service requirements have not been attained or satisfied.

     II. CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

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          B. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

          C. The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control.

     III. SHARE ESCROW/LEGENDS

     Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

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ARTICLE FIVE

AUTOMATIC OPTION GRANT PROGRAM

     I. OPTION TERMS

          A. Grant Dates. Option grants shall be made on the dates specified below:

               1. Each individual who is first elected or appointed as a non-employee Board member at any time on or after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 1,666 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

               2. On the date of each Annual Stockholders Meeting held after the Underwriting Date, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 555 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 555-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received one or more stock option grants from the Corporation prior to the Underwriting Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

          B. Exercise Price.

               1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

               2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

          D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee’s cessation of Board service prior to vesting in those shares. The shares subject to each initial 1,666-share grant shall vest, and the Corporation’s repurchase right shall lapse, in a series of three (3) successive equal annual installments upon the Optionee’s

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completion of each year of service as a Board member over the three (3)-year period measured from the option grant date. The shares subject to each annual 555-share option grant shall be fully vested when granted.

          E. Limited Transferability of Options. Each option under this Article Five may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family or to a trust established exclusively for one or more such family members or to Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Five, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

          F. Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

(i) The Optionee (or, in the event of Optionee’s death, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

(ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Board service.

(iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully vested shares of Common Stock.

(iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month

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exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

     II. CORPORATE TRANSACTION/ CHANGE IN CONTROL/ HOSTILE TAKE-OVER

          A. In the event of any Corporate Transaction while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          B. In connection with any Change in Control while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Each such option shall remain exercisable for such fully vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

          C. All outstanding repurchase rights under this Article Five shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction or Change in Control.

          D. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

          E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such

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          Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

          F. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III. REMAINING TERMS

     The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

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ARTICLE SIX

DIRECTOR FEE OPTION GRANT PROGRAM

     I. OPTION GRANTS

          The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years for which the Director Fee Option Grant Program is to be in effect. For each such calendar year the program is in effect, each non-employee Board member may irrevocably elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board for that year to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation’s Chief Financial Officer prior to the first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable in cash.

     II. OPTION TERMS

          Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

          A. Exercise Price.

               1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

               2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

X = A ÷ (B x 66-2/3%), where

X is the number of option shares,

A is the portion of the annual retainer fee subject to the non-employee Board member’s election, and

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B is the Fair Market Value per share of Common Stock on the option grant date.

          C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) equal monthly installments upon the Optionee’s completion of each calendar month of Board service during the calendar year for which the retainer fee election is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

          D. Limited Transferability of Options. Each option under this Article Six may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family or to a trust established exclusively for one or more such family members or to Optionee’s former spouse, to the extent such assignment is in connection with Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Six, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

          E. Termination of Board Service. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

          F. Death or Permanent Disability. Should the Optionee’s service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. To the extent such option is exercisable at the time of the Optionee’s death, that option may be exercised by the personal representative of the

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Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the designated beneficiary or beneficiaries of such option.

          Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee’s cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the designated beneficiary or beneficiaries of such option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee’s cessation of Board service.

     III. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

          A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed and shall remain exercisable for the fully vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Board service.

          B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Board service, (iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

          C. Upon the occurrence of a Hostile Take-Over while the Optionee remains in Service, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option granted him or her under the Director Fee Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the

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time subject to each surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

          D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Director Fee Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

          E. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV. REMAINING TERMS

          The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

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ARTICLE SEVEN

MISCELLANEOUS

     I. FINANCING

          The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest-bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of such shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     II. TAX WITHHOLDING

          A. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

          B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

               Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

               Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

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     III. EFFECTIVE DATE AND TERM OF THE PLAN

          A. The Plan shall become effective immediately on the Plan Effective Date. However, the Salary Investment Option Grant Program and the Director Fee Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date, and the initial option grants under the Automatic Option Grant Program shall also be made on the Plan Effective Date to any non-employee Board members eligible for such grants at that time. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

          B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan on the Plan Effective Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

          C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator’s discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

          D. The Plan shall terminate upon the earliest to occur of (i) May 15, 2009, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Should the Plan terminate on May 15, 2009, then all option grants and unvested stock issuances outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

     IV. AMENDMENT OF THE PLAN

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

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          B. On November 3, 1999, the Corporation effected a reverse stock split which resulted in each 2.25 shares of Common Stock outstanding immediately prior to the reverse stock split being automatically combined into one share of Common Stock. On July 23, 2001, the Corporation effected a second reverse stock split which resulted in each 8 shares of Common Stock outstanding immediately prior to the reverse stock split being automatically combined into one share of Common Stock. All share numbers set forth in the Plan have been adjusted to account for these reverse stock splits. Fractional shares were rounded down to the nearest whole share.

          C. On September 14, 2001, the Board amended the Plan to, among other things, permit the establishment of a Special Option Grant Committee.

          D. On April 25, 2002, the Board amended the Plan to, among other things, (i) increase the number of shares reserved for issuance under the Plan and (ii) change the maximum number of shares subject to stock options, stock appreciation rights and direct stock issuances any one participant can receive under the Plan during any calendar year. These amendments were approved by the stockholders on June 12, 2002.

          E. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     V. USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     VI. REGULATORY APPROVALS

          A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

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          B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     VII. NO EMPLOYMENT/SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

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Schedule A

Corporations Participating in
Employee Stock Purchase Plan
As of the Effective Time

Tickets.com, Inc.

APPENDIX

          The following definitions shall be in effect under the Plan:

          A. Base Salary shall mean the regular base salary paid to a Participant by one or more Participating Companies during such individual’s period of participation in one or more offering periods under the Plan. Base Salary shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any and all contributions made by the Participant to any Code Section 401 (k) salary deferral plan or Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. Base Salary shall not include (i) any overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments received during the period of participation in the Plan and (ii) any contributions made on the Participant’s behalf by the Corporation or any Corporate Affiliate to any employee benefit or welfare plan now or hereafter established (other than Code Section 401 (k) or Code Section 125 contributions deducted from Base Salary).

          B. Board shall mean the Corporation’s Board of Directors.

          C. Change in Control shall mean a change in ownership of the Corporation pursuant to any of the following transactions:

(i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

(iii) the acquisition, directly or indirectly by an person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by or is under common control with the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.

          D. Code shall mean the Internal Revenue Code of 1986, as amended.

          E. Common Stock shall mean the Corporation’s common stock.

          F. Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

          G. Corporation shall mean Tickets.com, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Tickets.com, Inc. which shall by appropriate action adopt the Plan.

          H. Effective Time shall mean the time at which the Underwriting Agreement is executed and the Common Stock priced for the initial public offering. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

          I. Eligible Employee shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401 (a).

          J. Entry Date shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

          K. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) For purposes of the initial offering period which begins at the Effective Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

          L. 1933 Act shall mean the Securities Act of 1933, as amended.

          M. Participant shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

          N. Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan are listed in attached Schedule A.

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          O. Plan shall mean the Corporation’s 1999 Employee Stock Purchase Plan, as set forth in this document.

          P. Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

          Q. Purchase Date shall mean the last business day of each Purchase Interval. The initial Purchase Date shall be January 31, 2000.

          R. Purchase Interval shall mean each successive six (6)-month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

          S. Semi-Annual Entry Date shall mean the first business day in February and August each year on which an Eligible Employee may first enter an offering period.

          T. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

          U. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

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APPENDIX

          The following definitions shall be in effect under the Plan:

          A. Automatic Option Grant Program shall mean the automatic option grant program in effect under Article Five of the Plan.

          B. Board shall mean the Corporation’s Board of Directors.

          C. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

(i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders, or

(ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

          D. Code shall mean the Internal Revenue Code of 1986, as amended.

          E. Common Stock shall mean the Corporation’s common stock.

          F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

(i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

          G. Corporation shall mean Tickets.com, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Tickets.com, Inc. which shall by appropriate action assume the Plan.

          H. Director Fee Option Grant Program shall mean the special stock option grant in effect for non-employee Board members under Article Six of the Plan.

          I. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under Article Two of the Plan.

          J. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          K. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

          L. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

          M. Hostile Take-Over shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of

A-2.

beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept.

          N. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

          O. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.

          P. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

          Q. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

          R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

          S. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

          T. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock

A-3.

possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          U. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

          V. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          W. Plan shall mean the Corporation’s 1999 Stock Incentive Plan, as set forth in this document.

          X. Plan Administrator shall mean the particular entity, whether the Board, the Primary Committee, the Secondary Committee or the Special Option Grant Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

          Y. Plan Effective Date shall mean the date the Plan shall become effective and shall be coincident with the Underwriting Date.

          Z. Predecessor Plans shall mean the Corporation’s (i) Special Executive Stock Option Plan, (ii) 1998 Stock Incentive Plan, (iii) the 1997 Stock Option Plan, (iv) the 1997 Non-Employee Directors Option Plan and (v) the 1996 Stock Option Plan, as each of those plans is in effect immediately prior to the Plan Effective Date hereunder, and 1998 Stock Option/Stock Issuance Plan in effect immediately prior to the Plan Effective Date hereunder.

          AA. Primary Committee shall mean the committee of two (2) or more Board members appointed by the Board. If the Corporation would like the options granted by the Primary Committee to Section 16 Insiders to be exempt from the short-swing profit liabilities of Section 16 of the 1934 Act and from the million dollar compensation deduction limitation of Code Section 162(m), the Primary Committee must be comprised of two or more “non-employee” and “outside” Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and persons who are or may become “covered employee” under Code Section 162(m) and to administer the Salary Investment Option Grant Program solely with respect to the selection of the eligible individuals who may participate in such program.

A-4.

          BB. Salary Investment Option Grant Program shall mean the salary investment option grant program in effect under Article Three of the Plan.

          CC. Secondary Committee shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

          DD. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

          EE. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

          FF. Special Option Grant Committee shall mean the committee of one or more Board members appointed by the Board to make option grants to anyone eligible to participate in the Discretionary Option Grant and Stock Issuance Programs.

          GG. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

          HH. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

          II. Stock Issuance Program shall mean the stock issuance program in effect under Article Four of the Plan.

          JJ. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          KK. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

          LL. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

A-5.

          MM. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

          NN. Underwriting Date shall mean the date on which the Underwriting Agreement is executed and priced in connection with an initial public offering of the Common Stock.

          OO. Withholding Taxes shall mean the Federal, state and local income and employment withholding taxes to which the holder of Non-Statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

A-6.

EXHIBIT B

TICKETS.COM, INC.

AMENDED AND RESTATED
1999 EMPLOYEE STOCK PURCHASE PLAN1

(Amended and Restated by the Board as of April 25, 2002
and approved by the Stockholders on June 12, 2002)

     I. PURPOSE OF THE PLAN

          This Employee Stock Purchase Plan is intended to promote the interests of Tickets.com, Inc., a Delaware corporation, by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

     II. ADMINISTRATION OF THE PLAN

          The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

     III. STOCK SUBJECT TO PLAN

          A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan was limited to Eighty-Three Thousand Three Hundred Thirty-Four (83,334) shares.

          B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2000, by an amount equal to one percent (1%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed Eighty-Three Thousand Three Hundred Thirty-Four (83,334) shares. In addition, on June 12,

     1 All share amounts in this document have been revised to reflect a 1 for 2.25 reverse stock split which occurred on November 3, 1999 and a 1 for 8 reverse stock split which occurred on July 23, 2001.

2002, the stockholders of the Company authorized an additional increase in the number of shares of Common Stock available for issuance under the Plan of Two Hundred Fifty Thousand (250,000) shares.

          C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable by all Participants in the aggregate on any one Purchase Date, (iv) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section III.B of this Article One and (v) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

     IV. OFFERING PERIODS

          A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

          B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date of such offering period. However, the initial offering period shall commence at the Effective Time and terminate on the last business day in July 2001. The next offering period shall commence on the first business day in August 2001, and subsequent offering periods shall commence as designated by the Plan Administrator.

          C. Each offering period shall be comprised of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in February to the last business day in July each year and from the first business day in August each year to the last business day in January in the following year. However, the first Purchase Interval in effect under the initial offering period shall commence at the Effective Time and terminate on the last business day in January 2000.

          D. Should the Fair Market Value per share of Common Stock on any Purchase Date within an offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then the offering period shall automatically terminate immediately after the purchase of shares of Common Stock on such Purchase Date, and a new offering period shall commence on the next business day following such Purchase Date. The new offering period shall have a duration of twenty (24) months, unless a shorter duration is established by the Plan Administrator within five (5) business days following the start date of that offering period.

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     V. ELIGIBILITY

          A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date or on any subsequent Semi-Annual Entry Date within that offering period, provided he or she remains an Eligible Employee.

          B. Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period on any subsequent Semi-Annual Entry Date within that offering period on which he or she is an Eligible Employee.

          C. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

          D. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

     VI. PAYROLL DEDUCTIONS

          A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

(i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

(ii) The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective on the start date of the first Purchase Interval following the filing of such form.

          B. Payroll deductions shall begin on the first pay day administratively feasible following the Participant’s Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be

3

required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

          C. Payroll deductions shall automatically cease upon the termination of the Participant’s purchase right in accordance with the provisions of the Plan.

          D. The Participant’s acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

     VII. PURCHASE RIGHTS

          A. Grant of Purchase Right. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant’s Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

          Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

          B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on each such Purchase Date. The purchase shall be effected by applying the Participant’s payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

          C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant’s Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

          D. Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 66 shares, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization. In addition, the maximum number of shares of Common Stock purchasable in the

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aggregate by all Participants on any one Purchase Date shall not exceed 33,334 shares, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any offering period under the Plan, to increase or decrease the limitations to be in effect for the number of shares purchasable per Participant and in the aggregate by all Participants on each Purchase Date during that offering period.

          E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable per Participant or in the aggregate on the Purchase Date shall be promptly refunded.

          F. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

(i) A Participant may, at any time prior to the next scheduled Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant’s election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

(ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

(iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the

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Participant’s behalf during such leave. Upon the Participant’s return to active service (x) within ninety (90) days following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant’s right to reemployment with the Corporation is guaranteed by statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. An individual who returns to active employment following a leave of absence which exceeds in duration the applicable (x) or (y) time period will be treated as a new Employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into the offering period.

          G. Change in Control. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Change in Control, by applying the payroll deductions of each Participant for the Purchase Interval in which such Change in Control occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant’s Entry Date into the offering period in which such Change in Control occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Change in Control. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, but not the limitation applicable to the maximum number of shares of Common Stock purchasable in the aggregate by all participants.

          The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Change in Control, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change in Control.

          H. Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

          I. Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

          J. Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

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     VIII. ACCRUAL LIMITATIONS

          A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000.00) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

          B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

(i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

(ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000.00) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

          C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

          D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

     IX. EFFECTIVE DATE AND TERM OF THE PLAN

          A. The Plan was adopted by the Board on May 24,1999 and shall become effective at the Effective Time, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed

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for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial offering period hereunder shall be refunded.

          B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in July 2009, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Change in Control. If the Board terminates the Plan prior to a regularly scheduled Purchase Date, any outstanding purchase rights shall be automatically exercised, immediately prior to the effective date of such termination, by applying payroll deductions of each Participant to the purchase of whole shares of Common Stock at a purchase price per share equal to 85% of the lower of: (i) the fair market value per share of Common Stock on the Participant’s Entry Date into the offering period; or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of the termination of the Plan. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

     X. AMENDMENT OF THE PLAN

          A. The Board may alter, amend, suspend or terminate the Plan at any time.

          B. In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation’s stockholders: (i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation’s capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) modify the eligibility requirements for participation in the Plan.

          C. The Board amended and restated the Plan on April 25, 2002 to reflect, among other things, an increase in the number of shares of Common Stock available for issuance under the Plan and the amendment of the Plan to permit the Board to amend or terminate the Plan at any time.

     XI. GENERAL PROVISIONS

          A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

          B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly

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reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.

          C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules.

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TICKETS.COM, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 12, 2002

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The signatory of this Proxy revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held June 12, 2002 and the Proxy Statement and appoints Ronald Bension and Eric P. Bauer, and each of them, the Proxy of the signatory, with full power of substitution, to vote all shares of Common Stock, Series F Preferred Stock and Series G Preferred Stock of Tickets.com, Inc. (the “Company”) which the signatory is entitled to vote, either on his or her own behalf or on behalf of any entity or entities at the Annual Meeting of Stockholders of the Company to be held at the Hilton Hotel, 3050 Bristol Street, Costa Mesa, California on Wednesday, June 12, 2002 at 10:00 a.m. Pacific Time (the “Annual Meeting”), and any adjournment or postponement thereof, with the same force and effect that the signatory might or could do if personally present thereat.

The Board of Directors recommends a vote IN FAVOR OF Proposal 1, the election of the directors, and Proposals 2, 3 and 4 listed on the reverse side. This Proxy, when properly executed, will be voted in the manner directed on the reverse side. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, THE ELECTION OF THE DIRECTORS, AND PROPOSALS 2, 3 AND 4 LISTED ON THE REVERSE SIDE.

FOLD AND DETACH HERE

Please mark your votes as indicated in this example.	[X]

Proposal 1.	ELECTION OF DIRECTOR Nominee: Ronald Bension

FOR nominee listed to the right (except as marked to the contrary) [ ]	WITHHOLD AUTHORITY to vote for nominee listed to the right. [ ]

Proposal 2.	To approve certain amendments to the Company’s 1999 Stock Incentive Plan as described in the accompanying proxy statement.

FOR	AGAINST	ABSTAIN

Proposal 3.	To approve the amendment to the Company’s 1999 Employee Stock Purchase Plan as described in the accompanying proxy statement.

FOR	AGAINST	ABSTAIN

Proposal 4.	To approve the grant of stock options to two non-employee directors of the Company as described in the accompanying proxy statement.

FOR	AGAINST	ABSTAIN

Proposal 5.	In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and such other matters as may properly come before the meeting.

Date:_________________________________, 2002

Sign:

Please sign EXACTLY as name(s) appears at the left.

If this proxy is signed by and attorney-in-fact, executor, administrator, trustee or guardian, give full title.

PLEASE DATE, SIGN AND RETURN PROMPTLY.

FOLD AND DETACH HERE